              Registration Nos. 033-10992/811-4998

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

     Post-Effective Amendment No. 13                             /X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/

     Amendment No. 17                                            /X/

                      Fiscal Year Ended December 31, 1997
                      -----------------------------------

                       T. ROWE PRICE SPECTRUM FUND, INC.
                       ---------------------------------
                Exact Name of Registrant as Specified in Charter

                100 East Pratt Street, Baltimore, Maryland 21202
                ------------------------------------------------
                Address of Principal Executive Offices Zip Code

                                  410-345-2000
                                  ------------
               Registrant's Telephone Number, Including Area Code

                                Henry H. Hopkins
                100 East Pratt Street, Baltimore, Maryland 21202
                ------------------------------------------------
                     Name and Address of Agent for Service

 Approximate Date of Proposed Public Offering                      May 1, 1998
                                                                   -----------

     It is proposed that this filing will become effective (check appropriate box):

     / /      immediately upon filing pursuant to paragraph (b)
     /X/      on May 1, 1998, pursuant to paragraph (b)
     / /      60 days after filing pursuant to paragraph (a)(i)
     / /      on (date) pursuant to paragraph (a)(i)
     / /      75 days after filing pursuant to paragraph (a)(ii)
     / /      on (date) pursuant to paragraph (a)(ii) of Rule 485

     If appropriate, check the following box:

     / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED: COMMON STOCK

SUBJECT TO COMPLETION

     Information contained herein is subject to completion or amendment. A Registration Statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

     The Registration Statement of the T. Rowe Price Spectrum Fund, Inc. (the "REGISTRANT") on Form N-1A (File No. 811-4998) is hereby amended under the Securities Act of 1933 to update the Registrant's financial statements, make other changes in the Registrant's Prospectus and Statement of Additional Information, and to satisfy the annual amendment requirements of Rule 8b-16 under the Investment Company Act of 1940.

     This Amendment consists of the following:

     Cross Reference Sheet
     Part A of Form N-1A, Revised Prospectus
     Part B of Form N-1A, Statement of Additional Information
     Part C of Form N-1A, Other Information

CROSS REFERENCE SHEET

N-1A ITEM NO.                           LOCATION

                                   PART A

Item 1.   Cover Page                    Cover Page
Item 2.   Synopsis                      Transaction and Fund Expenses
Item 3.   Condensed Financial           Financial Highlights
          Information
Item 4.   General Description of        Transaction and Fund Expenses; Fund,
          Registrant                    Market, and Risk Characteristics: What
                                        to Expect; Understanding Fund
                                        Performance; Organization and
                                        Management; Investment Policies and
                                        Practices; Types of Management
                                        Practices

Item 5.   Management of the Fund        Transaction and Fund Expenses;
                                        Organization and Management
Item 6.   Capital Stock and Other       Useful Information on Distributions and
          Securities                    Taxes; Organization and Management

Item 7.   Purchase of Securities Being  Pricing Shares and Receiving Sale
          Offered                       Proceeds; Transaction Procedures and
                                        Special Requirements; Account
                                        Requirements and Transaction
                                        Information; Shareholder Services

Item 8.   Redemption or Repurchase      Pricing Shares and Receiving Sale
                                        Proceeds; Transaction Procedures and
                                        Special Requirements; Exchanging and
                                        Redeeming Shares; Shareholder Services


Item 9.   Pending Legal Proceedings     +

                                   PART B

Item 10.  Cover Page                    Cover Page
Item 11.  Table of Contents             Table of Contents
Item 12.  General Information and       +
          History
Item 13.  Investment Objectives and     Investment Objectives and Policies;
          Policies                      Risk Factors; Investment Program;
                                        Investment Restrictions; Investment
                                        Program
Item 14.  Management of the Registrant  Management of Funds

Item 15.  Control Persons and           Principal Holders of Securities
          Principal Holders of
          Securities
Item 16.  Investment Advisory and       Investment Management Services;
          Other Services                Custodian; Independent Accountants;
                                        Legal Counsel
Item 17.  Brokerage Allocation          Portfolio Transactions; Code of Ethics

Item 18.  Capital Stock and Other       Dividends and Distributions; Capital
          Securities                    Stock
Item 19.  Purchase, Redemption and      Pricing of Securities; Net Asset Value
          Pricing of Securities Being   Per Share; Redemptions in Kind; Federal
          Offered                       Registration of Shares

Item 20.  Tax Status                    Tax Status
Item 21.  Underwriters                  Distributor for the Fund
Item 22.  Calculation of Yield          +
          Quotations of Money Market
          Funds
Item 23.  Financial Statements          Incorporated by Reference from Annual
                                        Report

                                     PART C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement
___________________________________
+    Not applicable or negative answer

 PROSPECTUS
                                                                     May 1, 1998
Spectrum Funds

 Three broadly diversified funds composed of other T. Rowe Price funds, one investing primarily in fixed income securities, one in stocks, and one in international securities.

T.   Rowe Price
RAM LOGO

FACTS AT A GLANCE
Spectrum Funds


Investment Goals
Spectrum Income Fund seeks a high level of current income consistent with moderate share price fluctuation.

Spectrum Growth Fund seeks long-term capital appreciation and growth of income, with current income a secondary objective.

Spectrum International Fund seeks long-term capital appreciation.

As with any mutual fund, there is no guarantee the funds will achieve their goals.


Strategy
Each fund diversifies its assets within set limits among specific underlying T. Rowe Price funds. Allocation decisions reflect Spectrum Fund managers' outlook for the relative valuations of the underlying funds and for the various economies and financial markets.


Spectrum Income Fund invests primarily in domestic bond funds and also in two foreign bond funds, but it may allocate up to 25% of assets to a stock fund.


Spectrum Growth Fund invests primarily in domestic stock funds and also in a foreign stock fund.

Spectrum International Fund invests primarily in international stock funds and, to a lesser extent, international bond funds.


Risk/Reward
Spectrum Income Fund offers the potential for investors to achieve high current income with modest share price appreciation through diversification of assets. Spectrum Growth Fund offers investors the potential to achieve long-term capital appreciation and growth of income through diversification. Investors in the Spectrum International Fund have the potential to achieve long-term capital appreciation through diversification among international markets.


Investors in each fund should be prepared for share price volatility and the possibility of losing money. Under normal conditions, Spectrum Income Fund is expected to experience the least volatility and Spectrum International Fund the most of the three funds. Before investing, you should carefully consider the risks explained in more detail in Fund, Market, and Risk Characteristics.


Investor Profile
Spectrum Income Fund Individuals seeking high current income through diversification primarily among various bond funds.

Spectrum Growth Fund Individuals seeking long-term capital appreciation and growth of income through diversification among different stock funds.

Spectrum International Fund Individuals seeking long-term capital appreciation through diversification among international stock and bond funds and who are willing to accept the special risks of international investing.

The funds are appropriate for both regular and tax-deferred accounts, such as IRAs.


Fees and Charges

100% no load. No fees or charges to buy or sell shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange among T. Rowe Price funds.


Investment Manager

Spectrum Income and Spectrum Growth Funds T. Rowe Price Associates, Inc. ("T. Rowe Price"), founded in 1937 by the late Thomas Rowe Price, Jr., and its affiliates managed over $124 billion for over six million individual and institutional investor accounts as of December 31, 1997.

Spectrum International Fund Rowe Price-Fleming International, Inc. ("Price-Fleming") was founded in 1979 as a joint venture between T. Rowe Price and Robert Fleming Holdings Ltd. As of December 31, 1997, Price-Fleming managed $30 billion in foreign stocks and bonds through its offices in Baltimore, London, Tokyo, Singapore, Hong Kong, and Buenos Aires.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

T. Rowe Price Spectrum Fund,Inc.
Prospectus


May 1, 1998

CONTENTS
1             ABOUT THE FUNDS
              Transaction and Fund Expenses                   3
              -------------------------------------------------
              Financial Highlights                            4
              -------------------------------------------------
              Fund, Market, and Risk Characteristics          6
              -------------------------------------------------
2             ABOUT YOUR ACCOUNT
              Pricing Shares and Receiving Sale Proceeds     13
              -------------------------------------------------
              Distributions and Taxes                        14
              -------------------------------------------------
              Transaction Procedures and Special             18
              Requirements
              -------------------------------------------------
3             MORE ABOUT THE FUNDS
              Organization and Management                    21
              -------------------------------------------------
              Understanding Performance Information          25
              -------------------------------------------------
              Special Risks and Considerations               26
              -------------------------------------------------
              Description of Underlying Funds                28
              -------------------------------------------------
              Investment Policies of the Spectrum Funds      29
              -------------------------------------------------
              Investment Policies and Practices of           32
              theUnderlying Funds
              -------------------------------------------------
4             INVESTING WITH T. ROWE PRICE
              Account Requirements and Transaction           34
              Information
              -------------------------------------------------
              Opening a New Account                          34
              -------------------------------------------------
              Purchasing Additional Shares                   36
              -------------------------------------------------
              Exchanging and Redeeming                       37
              -------------------------------------------------
              Rights Reserved by the Funds                   38
              -------------------------------------------------
              Shareholder Services                           39
              -------------------------------------------------
              Discount Brokerage                             42
              -------------------------------------------------
              Investment Information                         43
              -------------------------------------------------




This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the funds, dated May 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUNDS                                        1


 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------

   o Like all T. Rowe Price funds, these funds are 100% no load.

   These tables should help you understand the kinds of expenses you will bear indirectly as a Spectrum Fund shareholder. While the Spectrum Funds themselves impose no fees or charges, they will indirectly bear their pro-rata share of the expenses of the underlying funds in which they invest. Since each Spectrum Fund's returns are net of these expenses, the end result to the shareholder is very much the same as if the fund had an explicit expense ratio.

   Note: The funds charge a $5 fee for wire redemptions under $5,000, subject to change without notice, and a $10 fee is charged for small accounts when applicable (see Small Account Fee under Transaction Procedures and Special Requirements).


   Table 1 provides the range of average weighted expense ratios for each Spectrum Fund. A range is given instead of a single number because the pro-rata share of expenses fluctuates along with changes in the average assets invested in each of the underlying funds. For further information on expense ratios and management fees of the underlying funds, please refer to the Statement of Additional Information.

 Table 1 Range of Average Weighted Expense Ratios as of
December 31, 1997
Spectrum Income       Spectrum Growth    Spectrum International
0.66% to 0.84%        0.71% to 0.92%     0.76% to 1.28%
----------------------------------------------------------------------------

  . Hypothetical example Using the midpoint of the above ranges, the following example illustrates the expenses you would incur on a $1,000 investment, assuming you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:


 Table 2 Hypothetical Fund Expenses
Fund                     1 year   3 years   5 years   10 years
Spectrum Income          $ 8      $24       $42       $ 93
Spectrum Growth            8       26        45        101
Spectrum International    10       32        56        125



   o Table 2 is just an example; actual expenses can be higher or lower than those shown.

 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------

   Table 3, which provides information about each fund's financial history, is based on a single share outstanding throughout each fiscal year. Each fund's section of the table is part of the financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in each fund's annual report were audited by Price Waterhouse LLP, the funds' independent accountants.

 Table 3 Financial Highlights
                    Income From Investment Activities       Less Distributions                   Net Asset Value
Period   Net Asset  Net         Net Realized    Total From  Net         Net                      Net Asset
Ended    Value,     Investment  & Unrealized    Investment  Investment  Realized  Total          Value,
         Beginning  Income      Gain (Loss) on  Activities  Income      Gain      Distributions  End of Period
         of Period              Investments
Income Fund
-----------------------------------------------------------------------------------------------------------------------
1990/a/   $10.00      $0.44        $(0.18)       $ 0.26      $(0.44)    $(0.05)      $(0.49)         $ 9.77
------------------------------------------------------------------------------------------------------------------
1991        9.77       0.82          1.03          1.85       (0.83)     (0.06)       (0.89)          10.73
------------------------------------------------------------------------------------------------------------------
1992       10.73       0.76          0.05          0.81       (0.76)     (0.08)       (0.84)          10.70
------------------------------------------------------------------------------------------------------------------
1993       10.70       0.69          0.60          1.29       (0.69)     (0.19)       (0.88)          11.11
------------------------------------------------------------------------------------------------------------------
1994       11.11       0.69         (0.90)        (0.21)      (0.69)     (0.10)       (0.79)          10.11
------------------------------------------------------------------------------------------------------------------
1995       10.11       0.72          1.16          1.88       (0.72)     (0.03)       (0.75)          11.24
------------------------------------------------------------------------------------------------------------------
1996       11.24       0.71          0.11          0.82       (0.71)     (0.15)       (0.86)          11.20
------------------------------------------------------------------------------------------------------------------
1997       11.20       0.71          0.61          1.32       (0.71)     (0.15)       (0.86)          11.66
Growth Fund
1990/a/   $10.00      $0.20        $(1.21)       $(1.01)     $(0.19)    $(0.28)      $(0.47)         $ 8.52
------------------------------------------------------------------------------------------------------------------
1991        8.52       0.21          2.33          2.54       (0.21)     (0.32)       (0.53)          10.53
------------------------------------------------------------------------------------------------------------------
1992       10.53       0.20          0.56          0.76       (0.20)     (0.55)       (0.75)          10.54
------------------------------------------------------------------------------------------------------------------
1993       10.54       0.16          2.05          2.21       (0.16)     (0.72)       (0.88)          11.87
------------------------------------------------------------------------------------------------------------------
1994       11.87       0.17         (0.01)         0.16       (0.17)     (0.73)       (0.90)          11.13
------------------------------------------------------------------------------------------------------------------
1995       11.13       0.21          3.12          3.33       (0.21)     (0.76)       (0.97)          13.49
------------------------------------------------------------------------------------------------------------------
1996       13.49       0.20          2.57          2.77       (0.20)     (0.93)       (1.13)          15.13
-----------------------------------------------------------------------------------------------------------------------
1997       15.13       0.20          2.40          2.60       (0.20)     (1.60)       (1.80)          15.93
International Fund
1997      $10.00      $0.15        $ 0.09/e/     $ 0.24      $(0.15)    $(0.35)      $(0.50)         $ 9.74
-----------------------------------------------------------------------------------------------------------------------


 Footnotes appear on next page.                 (continued on next page)

  Table 3 Financial Highlights (continued)
         Returns, Ratios, and Supplemental Data
Period   Total Return                   Ratio of     Ratio of Net
Ended    (Includes       Net Assets     Expenses to  Investment    Portfolio
         Reinvested      ($ Thousands)  Average Net  Income to     Turnover
         Distributions)                 Assets       Average Net   Rate
                                                     Assets
Income Fund
1990/a/       2.70%       $   40,082      0.00 %/b/     9.58%/b/    36.9%/b/
------------------------------------------------------------------------------
1991         19.64           147,859      0.00          8.03        18.8
------------------------------------------------------------------------------
1992          7.84           376,435      0.00          7.10        14.2
------------------------------------------------------------------------------
1993         12.36           587,931      0.00          6.19        14.4
------------------------------------------------------------------------------
1994         (1.94)          624,940      0.00          6.48        23.1
------------------------------------------------------------------------------
1995         19.41           986,701      0.00          6.43        20.2
------------------------------------------------------------------------------
1996          7.64         1,355,970      0.00//        6.46        17.6
------------------------------------------------------------------------------
1997         12.18         2,022,227      0.00///c/     6.21        14.1
Growth Fund
1990/a/     (10.10)%      $   35,387      0.00 %/b/     4.50%/b/    33.4%/b/
------------------------------------------------------------------------------
1991         29.87           148,661      0.00          2.77        14.6
------------------------------------------------------------------------------
1992          7.24           355,134      0.00          2.15         7.9
------------------------------------------------------------------------------
1993         20.98           584,876      0.00          1.57         7.0
------------------------------------------------------------------------------
1994          1.40           879,366      0.00          1.60        20.7
------------------------------------------------------------------------------
1995         29.96         1,358,344      0.00          1.81         7.4
------------------------------------------------------------------------------
1996         20.53         2,104,094      0.00          1.58         2.9
------------------------------------------------------------------------------
1997         17.40         2,605,265      0.00/d/       1.26        20.4
International Fund
1997          2.42%       $   51,050      0.00 %/f/     2.23%       20.0%
-----------------------------------------------------------------------------------

 /a/For the period June 29, 1990 (commencement of operations) to December 31,
  1990.

 /b/Annualized.

 /c/The annualized weighted average expense ratio of the underlying funds was 0.75% for the year ended December 31, 1997.

 /d/The annualized weighted average expense ratio of the underlying funds was 0.81% for the year ended December 31, 1997.

 /e/The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

 /f/The annualized weighted average expense ratio of the underlying funds was 1.01% for the year ended December 31, 1997.

 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------
   To help you decide whether these funds are appropriate for you, this section takes a closer look at their investment objectives and approaches.


   o The fund or funds you select should not represent your complete investment program nor be used for short-term trading purposes.


 What are the Spectrum Funds' objectives?

  . The objective of Spectrum Income Fund is a high level of current income with moderate share price fluctuation.


  . Spectrum Growth Fund seeks long-term capital appreciation and growth of income, with current income a secondary objective.

  . Spectrum International Fund's objective is long-term capital appreciation.



 What are the Spectrum Funds' investment programs?


  . Spectrum Income Fund will allocate its assets among a diversified group of underlying T. Rowe Price funds that invest primarily in fixed income securities, but may invest up to 25% in an income-oriented stock fund.

  . Spectrum Growth Fund will allocate its assets among a diversified group of eight underlying T. Rowe Price domestic stock funds and one international stock fund.

  . Spectrum International Fund allocates its assets among a group of underlying
   T. Rowe Price funds that invest primarily in international stocks and, to a lesser degree, international bonds.

   Each Spectrum Fund will diversify within set limits based on the managers' outlook for the domestic and international economies, financial markets, and relative market valuations of each underlying fund and, in the case of Spectrum International Fund, additional factors inherent in international investing.


   The underlying funds in which each Spectrum Fund may invest and the percentage of total assets they may allocate to each fund are shown in Table 4.


   o For details about the funds' investment programs and practices, please see Investment Policies and Practices and the Statement of Additional Information.

 Table 4  Asset Allocation Ranges for Underlying Funds


Spectrum                  Investment     Spectrum                  Investment
Income Fund               Range          Growth Fund               Range

Emerging Markets Bond     0-10%          Mid-Cap Value             0-15%
Short-Term Bond           0-15           New Era                   0-15
U.S. Treasury Long-Term   0-15           Blue Chip Growth          5-20
GNMA                      5-20           Growth Stock              5-20
International Bond        5-20           Summit Cash Reserves      0-25
Summit Cash Reserves      0-25           Equity Income             7.5-22.5
Equity Income            10-25           Growth & Income           7.5-22.5
High Yield               10-25           International Stock       10-25
New Income               15-30           New Horizons              10-25

Spectrum                      Investment Range
International Fund

Emerging Markets Bond         0-15%
Latin America                 0-15
Emerging Markets Stock        0-20
International Bond            0-20
International Discovery       0-20
New Asia                      0-20
Summit Cash Reserves          0-25
European Stock                0-30
Japan                         0-30
International Stock          35-65
--------------------------------------------------------------------------------


 What are some of the funds' potential risks?

   Each Spectrum Fund's share price will fluctuate as the share prices of the underlying funds rise or fall with changing market conditions.


   o For Spectrum Income, a rise in U.S. interest rates is an important source of risk even if foreign rates behave differently.

   Spectrum Income Fund: The risks are generally the same as with many income funds:

  . Interest rate or market risk The fund's share price will generally move in the opposite direction of interest rates. For example, as interest rates rise, share price will likely decline. Rising rates provide the opportunity for the fund's income to increase, but it is unlikely that the higher income by itself will entirely offset the fall in price.

   The maturity and type of securities in the underlying funds' portfolios determine just how much the share price rises or falls when rates change. Generally, when rates fall, long-term securities rise more in price than short-term securities, and vice versa.

  . Credit risk The chance that holdings of the underlying funds will have their credit ratings downgraded or will default, potentially reducing the underlying fund's share price and income level. This risk is even greater with high-yield ("junk") bonds.

  . Risks of high-yield investing The total return and yield of lower-quality
   (high-yield, high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in low- and lower-medium-quality bonds involves greater investment risk and is highly dependent on T. Rowe Price's credit analysis. A real or perceived economic downturn or higher rates could cause a decline in high-yield bond prices because such events could lessen the ability of issuers to make principal and interest payments. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors. Spectrum Income can invest as much as 25% of its assets in the High Yield Fund.

  . Prepayment risk With mortgage-backed securities, there is a chance that, when interest rates are falling, homeowners will accelerate principal payments on mortgages, causing a loss to investors in mortgage-backed securities that were originally purchased at a price above par. Also, because of prepayments, mortgage-backed securities would not be expected to rise as much in price as Treasury or corporate bonds.

  . Risks of foreign investing To the extent its underlying funds invest in foreign securities, the Spectrum Income Fund will be subject to the unique risks of international investing. See Spectrum International for an explanation of these risks.

   Also, Spectrum Income Fund's maximum 25% exposure to the Equity Income Fund subjects that portion of assets to the risks associated with stocks (discussed next).


   o For Spectrum Growth, a decline in U.S. stock prices is an important source of risk even if foreign stocks behave differently.


   Spectrum Growth Fund: The major risks are the same as in all stock funds:

  . Stock market risk Economic growth has been punctuated by periods of stagnation and recession. Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons, ranging from lower-than-expected earnings to changes in investor psychology. Significant trading by large institutional investors also can lead to price declines. Since 1950, the U.S. stock market has experienced 10 negative years, as well as steep drops of shorter duration. Its worst calendar quarter return in recent years was -22.5% in 1987's fourth quarter.

  . Small-company investing Since Spectrum Growth can invest up to 25% of its assets in the New Horizons Fund, it is subject to the risks of small-company investing. Smaller companies are generally riskier than their larger counterparts because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings.

  . Risks of foreign investing To the extent its underlying funds invest in foreign securities, the Spectrum Growth Fund will be subject to the unique risks of international investing. See Spectrum International for an explanation of these risks.


   o For Spectrum International, volatility of foreign currency markets is an additional source of risk.


   Spectrum International Fund: In addition to the risks associated with stock and bond investing, the fund is subject to the unique risks of international investing:

  . Currency risk The risk that weakening foreign currencies versus the U.S.
   dollar could result in losses for U.S. investors. Transactions in foreign markets are conducted in local currencies, so dollars are exchanged for foreign currency when a security is bought or sold or a dividend is paid. Likewise, share price quotations and total return information reflect conversion into U.S. dollars. Fluctuations in foreign exchange rates can significantly increase or decrease the dollar value of a foreign investment, boosting or offsetting its local market return. For example, if a French security rose 10% in price during a year, but the U.S. dollar gained 5% against the French franc during that time, the U.S. investor's return would be reduced to 5%. This is because the franc would "buy" fewer dollars at the end of the year than at the beginning, or, conversely, a dollar would cost more francs. The fund's total return will be affected by currency fluctuations. The exact amount of the impact depends on the currencies represented in the portfolio and how each one appreciates or depreciates in relationship to the U.S. dollar.

  . Increased costs It is more expensive for U.S. investors to trade in foreign markets than in the U.S. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of international funds are usually higher than those of typical domestic funds.

  . Political and economic factors The economies, markets, and political structures of a number of the countries in which the underlying funds can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries will be riskier and subject to more erratic and abrupt price movements. This is especially true for emerging markets. However, even investments in countries with highly developed economies are subject to risk.


   Some economies are less developed, heavily dependent on particular industries, and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. This makes investment in such markets significantly riskier than in other countries. Many countries have legacies and the risk of hyperinflation and currency devaluations versus the dollar (which adversely affects returns to U.S. investors), and may be overly dependent on foreign capital (a risk that is exacerbated by big currency movements). Invest-ments in countries that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative.

   Certain areas have histories of instability and upheaval with respect to their internal politics that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Actions such as capital controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes could have a severe effect on security prices and impair an underlying fund's ability to repatriate capital or income. Significant external risks, including war, currently affect some countries. Governments in many emerging market countries participate to a significant degree in their economies and securities markets.

  . Legal, regulatory, and operational Certain countries lack uniform accounting, auditing, and financial reporting standards, have less governmental supervision of financial markets than in the U.S., do not honor legal rights enjoyed in the U.S., and have settlement practices, such as delays, which could subject the underlying funds to risks of loss not customary in the U.S. In addition, securities markets in some countries have substantially lower trading volumes than in U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S.

  . Pricing Portfolio securities of the underlying funds may be listed on foreign exchanges that are open on days when prices are not computed for the underlying funds. As a result, the net asset value of the underlying funds, and consequently of Spectrum International, may be significantly affected by trading on days when shareholders cannot make transactions.

   The risks discussed can be significantly magnified for investments in emerging markets. Additionally, to the extent the fund invests in the International Bond Fund and Emerging Markets Bond Fund, it will be subject to risks associated with international fixed income investing. See Spectrum Income Fund for information on the risks associated with fixed income investing.


   o Each fund's share price will fluctuate; when you sell your shares, you may lose money.


 What are some of the Spectrum Funds' potential rewards?

   The Spectrum Funds offer a professionally managed allocation of assets among a broad range of underlying funds. Because they invest in a variety of underlying funds, each Spectrum Fund's performance could benefit from diversification.

   The theory of diversification holds that investors can reduce their overall risk by spreading assets among a variety of investments. Each type of investment follows a cycle of its own and responds differently to changes in the economy and the marketplace. A decline in one investment can be balanced by returns in other investments that are stable or rising. Therefore, a major benefit of the Spectrum Funds is the potential for attractive long-term returns with reduced volatility.

   For example, Spectrum Income Fund invests in funds holding high-quality domestic and foreign bonds, high-yield bonds, short- and long-term securities, and dividend-paying stocks.

   Spectrum Growth Fund invests in funds holding domestic and foreign stocks, small- and large-cap stocks, and growth and value stocks.


   Spectrum International Fund invests in stock and, to a lesser degree, bond funds, which, in turn, have holdings in many different foreign countries, industrialized as well as emerging markets, and in both large and small companies.


 What are the characteristics of the underlying Price funds?

   For details, please see Description of Underlying Funds in Section 3.


 How can I decide which fund is most appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk.

   If you would like a one-stop approach to broad diversification and can accept the possibility of moderate share price declines in an effort to achieve relatively high income, Spectrum Income Fund could be an appropriate part of your overall investment strategy.

   If you seek one-stop diversification and can accept the possibility of greater share price declines in an effort to achieve long-term capital appreciation, Spectrum Growth Fund could be an appropriate part of your overall investment strategy.

   If your goal is long-term capital appreciation with a one-stop approach to diversification across the international markets, and you can accept the possibility of significant share price declines, Spectrum International Fund could be an appropriate part of your overall investing strategy.

   For an IRA, retirement plan, or other long-term investment, the funds offer investment programs that seek to combine attractive returns with the benefits of broad diversification.


 Is there other information I need to review before making a decision?

   Be sure to read Special Risks and Considerations, Description of Underlying Funds, Investment Policies of the Spectrum Funds, and Investment Policies and Practices of Underlying Funds in Section 3 for further discussion of the funds' policies.

 ABOUT YOUR ACCOUNT                                        2


 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price equity fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for a fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.


   o The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures and the information you receive about them may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.


   Fund shares may be purchased through various third-party intermediaries, including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale


   o When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.

  . Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after we receive your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.


   o If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------

   o All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
   Spectrum Income Fund dividends
  . The fund declares income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  . The fund pays dividends on the first business day of each month.

  . Fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

  . A portion of the fund's dividends may be eligible for the 70% deduction for dividends received by corporations.

   Spectrum Growth Fund dividends
  . The fund declares and pays dividends (if any) annually.

  . A portion of the fund's dividends may be eligible for the 70% deduction for dividends received by corporations.

   Spectrum International Fund dividends
  . The fund declares and pays dividends (if any) annually.

  . The dividends of the fund will not be eligible for the 70% deduction for dividends received by corporations, if, as expected, none of the fund's income consists of dividends paid by U.S. corporations.

   Capital gains (all funds)
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information


   o You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.


   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For new accounts or those opened by exchange in 1983 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions

   o The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until you withdraw money from them.


   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions made by a fund are generally taxable to you for the year in which they were paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income. Reflecting recent changes in the tax code, gains on securities held more than 12 months but not more than 18 months are taxed at a maximum rate of 28%, and gains on securities held for more than 18 months are taxed at a maximum rate of 20%. If you realize a loss on the sale or exchange of fund shares held six months or less, your short-term loss recognized is reclassified to long term to the extent of any net capital gain distribution received.

   You will not be able to claim a credit or deduction for any foreign taxes paid by the underlying funds.

   Gains and losses from the sale of foreign currencies and the foreign currency gain or loss resulting from the sale of a foreign debt security can increase or decrease a fund's ordinary income dividend. Net foreign currency losses may result in a fund's dividend being classified as a return of capital.

   If a fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the fund's dividends but will still be included in your taxable income. However, you may be able to claim an offsetting deduction on your tax return for your portion of foreign taxes paid by a fund.


   o Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain or dividend distribution

   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future distributions.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------

   o Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. (The 10-day hold does not apply to the following: pur-chases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions

   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the box that states you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading


   o T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses.

  . Trades placed directly with T. Rowe Price If you trade directly with T. Rowe
   Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a non-money fund are not exempt); and 2) systematic purchases or redemptions (see Shareholder Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.

  . If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees


   o A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUNDS                                        3


 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?

   The T. Rowe Price Spectrum Fund, Inc. (Spectrum Fund) is a Maryland corporation organized in 1987 and is registered with the Commission under the 1940 Act as a nondiversified, open-end investment company, commonly known as a "mutual fund." Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

   Currently, Spectrum Fund consists of three series, the Spectrum Income Fund, the Spectrum Growth Fund, and the Spectrum International Fund (collectively referred to as "the funds"), each of which represents a separate class of shares and has different objectives and investment policies. The Spectrum Income and Spectrum Growth Funds were established in 1990, and the Spectrum International Fund was established in 1996.


   o Shareholders benefit from T. Rowe Price's 61 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?


   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund direc-tor or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.


 Who runs the funds?

   General Oversight

   Spectrum Fund is governed by a Board of Directors that meets regularly to review the funds' investments, performance, expenses, and other business affairs. The Board elects the funds' officers. The policy of the funds is that a majority of the Board members are independent of T. Rowe Price and Price-Fleming and that none of the independent directors will be directors of any underlying fund. In exercising their responsibilities, the Board, among other things, will refer to the Special Servicing Agreements and policies and guidelines included in the Exemptive Order ("Order") issued by the Securities and Exchange Commission in connection with the operation of the funds. The interested directors and the officers of Spectrum Fund and T. Rowe Price and Price-Fleming also serve in similar positions with most of the underlying funds. Thus, if the interests of a Spectrum Fund and the underlying funds were ever to diverge, it is possible that a conflict of interest could arise and affect how the interested directors and officers fulfill their fiduciary duties to that fund and the underlying funds. The directors of Spectrum Fund believe they have structured each fund to avoid these concerns. However, conceivably, a situation could occur where proper action for a Spectrum Fund could be adverse to the interests of an underlying fund, or the reverse. If such a possibility arises, the directors and officers of the affected funds and T. Rowe Price or Price-Fleming, as applicable, will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict.

   Portfolio Management: Spectrum Income and Spectrum Growth Funds

   Spectrum Income and Spectrum Growth Funds have an Investment Advisory Committee with the following members: Peter Van Dyke, Chairman, Stephen W. Boesel, John H. Laporte, Edmund M. Notzon III, William T. Reynolds, Brian C. Rogers, Charles P. Smith, and M. David Testa. The committee chairman has day-to-day responsibility for managing the Spectrum Income and Spectrum Growth Funds and works with the committee in developing and executing these funds' investment programs. Mr. Van Dyke has been chairman of the committee since 1990. He has been managing investments since joining T. Rowe Price in 1985.

   Portfolio Management: Spectrum International Fund

   Spectrum International has an Investment Advisory Committee with the following members: John R. Ford, Chairman, M. David Testa, Martin G. Wade, and David J. L. Warren. The committee chairman has day-to-day responsibility for managing this fund and works with the committee in developing and executing the fund's investment program. Mr. Ford joined Price-Fleming in 1982 and has 18 years of experience in managing investments.

   Management of the Underlying Funds
   T. Rowe Price serves as investment manager to all of the underlying domestic funds. Price-Fleming serves as investment manager to all of the underlying international funds. Each manager is responsible for selection and management of the underlying funds' portfolio investments. T. Rowe Price serves as investment manager to a variety of individual and institutional investors, including limited and real estate partnerships and other mutual funds.

   Price-Fleming was incorporated in Maryland in 1979 as a joint venture between
   T. Rowe Price and Robert Fleming Holdings Limited (Flemings). Flemings is a diversified investment organization which participates in a global network of regional investment offices in New York, London, Zurich, Geneva, Tokyo, Hong Kong, Manila, Kuala Lumpur, Seoul, Taipei, Bombay, Jakarta, Singapore, Bangkok, and Johannesburg. Flemings was incorporated in 1974 in the United Kingdom as successor to the business founded by Robert Fleming in 1873.

   T. Rowe Price, Flemings, and Jardine Fleming are owners of Price-Fleming. The common stock of Price-Fleming is 50% owned by a wholly owned subsidiary of T. Rowe Price, 25% by a subsidiary of Flemings, and 25% by a subsidiary of Jardine Fleming Group Limited (Jardine Fleming). (Half of Jardine Fleming is owned by Flemings and half by Jardine Matheson Holdings Limited.) T. Rowe Price has the right to elect a majority of the Board of Directors of Price-Fleming, and Flemings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming.

   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of these and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as each fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202.


 How are fund expenses determined?

   Each Spectrum Fund will operate at a zero expense ratio. However, each fund will incur its pro-rata share of the fees and expenses of the underlying funds in which they invest. The payment of each fund's operational expenses is subject to a Special Servicing Agreement (described next) as well as certain undertakings made by T. Rowe Price and Price-Fleming under their respective Investment
   Management Agreements with each Spectrum Fund. Fund expenses include: shareholder servicing fees and expenses; custodian and accounting fees and expenses; legal and auditing fees; expenses of preparing and printing prospectuses and shareholder reports; registration fees and expenses; proxy and annual meeting expenses, if any; and directors' fees and expenses.


   o Here is some information regarding the Special Servicing Agreements.


   The Special Servicing Agreements provide that each underlying fund in which a Spectrum Fund invests will bear a proportionate share of the expenses of that Spectrum Fund if, and to the extent that, the underlying fund's savings from the operation of Spectrum Fund exceed these expenses.

   Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the underlying Price Funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the underlying Price Funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by Spectrum Fund.


   Under the Investment Management Agreements with the Spectrum Fund, and the Special Servicing Agreements, T. Rowe Price has agreed to bear any expenses of the Spectrum Growth and Spectrum Income Funds and Price-Fleming has agreed to bear any expenses of the Spectrum International Fund which exceed the estimated savings to each of the underlying funds. Thus, the Spectrum Funds will operate at a zero expense ratio. Of course, shareholders of the Spectrum Funds will still indirectly bear their fair and proportionate share of the cost of operating the underlying funds owned by each Spectrum Fund.

   The Management Fee

   T. Rowe Price is the investment manager for the Spectrum Income Fund and the Spectrum Growth Fund, and Price-Fleming is investment manager for the Spectrum International Fund. Neither will be paid a management fee for performing such services. However, T. Rowe Price and Price-Fleming receive management fees from managing the underlying funds. See the underlying funds' Statements of Additional Information for specific fees.

   T. Rowe Price will determine how Spectrum Income Fund's and Spectrum Growth Fund's assets are invested and Price-Fleming will determine how the Spectrum International Fund's assets will be invested consistent with the investment objectives and policies of each fund described in this prospectus and procedures and guidelines established by the Board of Directors for the Spectrum Fund. The Directors for Spectrum Fund will periodically monitor the allocations and the basis upon which such allocations were made or maintained.

 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in Insights articles; in T. Rowe Price advertisements; and in the media.


 Total Return


   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual compound total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


   o Total return is the most widely used performance measure. Detailed performance information is included in each fund's annual and semiannual shareholder reports and in the quarterly Performance Update, which are all available without charge.


 Cumulative Total Return


   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Total Return


   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield (Spectrum Income Fund)


   o You will see frequent references to a fund's yield in our reports, in advertisements, in media stories, and so on.

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the fund's net asset value.

   For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   The advertised or "SEC" yield is found by determining the net income per share (as defined by the SEC) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield may differ from the dividend yield.



 SPECIAL RISKS AND CONSIDERATIONS
 ----------------------------------------------------------
   Prospective investors should consider the following factors:

  . The investments of each Spectrum Fund are concentrated in the underlying funds, so each fund's investment performance is directly related to the investment performance of these underlying funds.

  . As an operating policy, the Spectrum Income and Spectrum Growth Funds will not redeem more than 1% of any underlying fund's assets during any period less than 15 days, except when necessary to meet the fund's shareholder redemption requests. As a result, the funds may not be able to reallocate assets among the underlying funds as efficiently and rapidly as would be the case in the absence of this constraint. This limitation does not apply to Spectrum International Fund.


   o Further information on these investment policies and practices can be found under Investment Policies of the Underlying Funds and in the Statement of Additional Information, as well as in the prospectuses of each of the underlying funds.


  . For Spectrum International Fund, each underlying fund's portfolio securities usually are valued on the basis of the most recent closing market prices at 4 p.m. ET when each fund calculates its NAV. Most of the securities in which the underlying funds invest, however, are traded in markets that close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. ET will not be reflected in the funds' NAVs. However, if a fund determines that such developments are so significant that they will clearly and materially affect the value of the fund's securities, the fund may adjust the previous closing prices to reflect fair value or use the next available opening market prices to value its portfolio securities.

  . The officers, interested directors, and investment managers of Spectrum
   Funds presently serve as officers, interested directors, and investment managers of the underlying funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Spectrum Funds and the underlying funds.



 DESCRIPTION OF UNDERLYING FUNDS
 ----------------------------------------------------------
   Table 5 gives a brief description of the principal investment programs of the underlying funds. Additional investment practices are described under Special Risks and Considerations, in the Statement of Additional Information, and in the prospectuses for each of the underlying funds.


   o For more information about an underlying fund, call: 1-800-638-5660 1-410-547-2308

   The major characteristics of the underlying T. Rowe Price funds are as follows:


 Table 5 Description of Underlying Funds
Fixed Income Funds          Objective/Program
----------------------------------------------------------------------------
Summit Cash Reserves        Stable share price and liquidity while
                            generating current income. Invests at least 95%
                            of its total assets in prime money market
                            securities receiving the highest credit rating.
---------------------------------------------------------------------------
Short-Term Bond             High income with limited share price
                            fluctuation. Normally invests at least 65% of
                            assets in short-term bonds, primarily short- and
                            intermediate-term corporate, government, and
                            mortgage debt securities. Securities purchased
                            will be rated within the four highest credit
                            categories.The fund's dollar-weighted average
                            effective maturity will not exceed three years.
--------------------------------------------------------------------------
GNMA                        High income consistent with maximum credit
                            protection and moderate share price fluctuation.
                            Invests exclusively in securities backed by the
                            full faith and credit of the U.S. government and
                            instruments involving these securities (this
                            guarantee does not apply to the fund's share
                            price, which will fluctuate). Average maturity
                            generally expected to be between 3 and 12 years.
---------------------------------------------------------------------------
New Income                  High income with moderate share price
                            fluctuation. Invests at least 80% of total
                            assets in investment-grade instruments,
                            principally in U.S. government and agency
                            obligations, mortgage-backed securities, and
                            corporate debt securities. Average maturity
                            expected to be between 4 and 15 years.
---------------------------------------------------------------------------
U.S. Treasury Long-Term     High level of income from investments in U.S.
                            government-backed securities, primarily
                            long-term U.S. Treasuries.
----------------------------------------------------------------------------
High Yield                  High income and capital appreciation through
                            investments in high-yield ("junk") bonds.
                            Average maturity expected to be in the 8- to
                            12-year range.
---------------------------------------------------------------------------
Equity Funds                Objective/Program
---------------------------------------------------------------------------
Equity Income               Substantial dividend income and capital
                            appreciation through investments primarily in
                            the common stocks of established companies
                            paying above-average dividends.
-----------------------------------------------------------------------------
Growth & Income             Capital appreciation and reasonable dividend
                            income through investments in growth stocks.
                            Invests principally in large-cap U.S.-based
                            companies.
---------------------------------------------------------------------------
Growth Stock                Capital appreciation and increasing income
                            through investments in growth stocks. Invests
                            principally in large-cap U.S.-based companies.
-----------------------------------------------------------------------------
New Era                     Capital appreciation through investments in U.S.
                            and foreign natural resource stocks whose
                            earnings are expected to grow faster than
                            inflation.
---------------------------------------------------------------------------
Blue Chip Growth            Capital appreciation through investments in the
                            common stocks of large and medium-sized blue
                            chip companies with potential for above-average
                            earnings growth.
-------------------------------------------------------------------------------
Mid-Cap Value               Capital appreciation through investments in
                            midsize companies whose stocks appear
                            undervalued.
-------------------------------------------------------------------------------
New Horizons                Aggressive capital appreciation through
                            investments in small-company stocks. Invests
                            primarily in emerging growth companies, early in
                            their corporate life cycles.
------------------------------------------------------------------------------
International Funds         Objective/Program
-------------------------------------------------------------------------------
International Bond          High income and capital appreciation through
                            investments primarily in high-quality foreign
                            bonds. May invest up to 20% of assets in
                            below-investment-grade, high-risk bonds,
                            including bonds in default or those with the
                            lowest rating. The fund has no maturity
                            restrictions on the overall portfolio or on
                            individual securities, but expects to maintain
                            an intermediate to long weighted average
                            maturity. The fund is normally heavily exposed
                            to fluctuations in foreign currencies.
----------------------------------------------------------------------------
International Stock         Capital appreciation through investments in
                            stocks of established foreign companies.
-------------------------------------------------------------------------------
International Discovery     Capital appreciation through investments in
                            small and medium-sized non-U.S. companies.
-------------------------------------------------------------------------------
European Stock              Capital appreciation through investments
                            primarily in companies domiciled in Europe.
-----------------------------------------------------------------------------
Japan                       Capital appreciation through investments in
                            companies operating in Japan.
--------------------------------------------------------------------------------
New Asia                    Capital appreciation through investments in
                            companies operating in Asia, excluding Japan.
-------------------------------------------------------------------------------
Emerging Markets Stock      Capital appreciation through investments in
                            companies in emerging markets.
-------------------------------------------------------------------------------
Latin America               Capital appreciation through investments
                            primarily in companies located in Latin America.
-------------------------------------------------------------------------------
Emerging Markets Bond       High current income and capital appreciation
                            through investments primarily in high-yielding
                            and high-risk government and corporate debt
                            securities of less-developed countries.
-----------------------------------------------------------------------------



 INVESTMENT POLICIES OF THE SPECTRUM FUNDS
 ----------------------------------------------------------
   Each Spectrum Fund's investment policies and practices are subject to further restrictions and risks which are described in the Statement of Additional Information. The funds will not make a material change in their investment objectives or their fundamental policies without obtaining shareholder approval. Shareholders will be notified of any material change in such investment programs.

   Reserve Position
   While the Spectrum Income Fund will remain primarily invested in bonds, the Spectrum Growth Fund in stocks, and the Spectrum International Fund in international stocks, each fund can hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, a fund may invest without limitation in such securities. Each fund may invest its cash reserves in the Summit Cash Reserves
   Fund. A reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual volatility.

   Diversification
   Spectrum Fund is a "nondiversified" investment company for purposes of the 1940 Act because it invests in the securities of a limited number of mutual funds. However, the underlying funds themselves are diversified investment companies (with the exception of the T. Rowe Price International Bond Fund, Emerging Markets Bond Fund, and Latin America Fund). Spectrum Fund intends to qualify as a diversified investment company for the purposes of Subchapter M of the Internal Revenue Code.

   Fundamental investment policies As a matter of fundamental policy, each Spectrum Fund will not: (i) invest more than 25% of its respective total assets in any one industry, except for investment companies which are members of the T. Rowe Price family of funds; (ii) borrow money, except temporarily, to facilitate redemption requests in amounts not exceeding 30% of each fund's total assets valued at market; (iii) in any manner transfer as collateral for indebtedness any securities owned by each fund except in connection with permissible borrowings, which in no event will exceed 30% of each fund's total assets valued at market.

   Operating policies Each Spectrum Fund cannot (i) change the selection of the underlying funds in which they can invest; or (ii) change the percentage ranges which may be allocated to the underlying funds unless authorized to do so by the Board of Directors. Shareholders will be informed of any such changes.

   Other Investment Restrictions
   As a matter of operating policy, each Spectrum Fund will not, among other things: (i) purchase additional securities when money borrowed exceeds 5% of the fund's total assets; (ii) invest more than 10% of its net assets in illiquid securities; or (iii) redeem securities from any underlying fund at a rate in excess of 1% of the underlying fund's assets in any period of less than 15 days, except where necessary to meet shareholder redemption requests. This last limitation does not apply to Spectrum International Fund.

   Portfolio Turnover

   Each Spectrum Fund's portfolio turnover is expected to be low. The Spectrum Funds will purchase or sell securities to: (i) accommodate purchases and sales of each fund's shares; and (ii) maintain or modify the allocation of each fund's assets among the underlying funds within the percentage limits described earlier. The Spectrum Income Fund's and Spectrum Growth Fund's portfolio turnover rates for the previous three fiscal periods, and Spectrum International Fund's portfolio turnover rate for the previous period, are shown in Table 6.

 Table 6 Portfolio Turnover Rates
                              1997        1996        1995

Spectrum Income Fund          14.1%       17.6%       20.2%
Spectrum Growth Fund          20.4         2.9         7.4
Spectrum International Fund   20.0         /a/         /a/
-------------------------------------------------------------------------

 /a/     Prior to the commencement of operations.


 Year 2000 Processing Issue

   Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

   T. Rowe Price has implemented steps intended to assure that its major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies or governmental entities in which T. Rowe Price funds invest could be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. To the extent the impact on a portfolio holding is negative, a fund's returns could be adversely affected.



 INVESTMENT POLICIES AND PRACTICES OF UNDERLYING FUNDS
 ----------------------------------------------------------

   In pursuing their investment objectives and programs, each of the underlying funds is permitted to engage in a wide range of investment practices. Certain of these practices are described in the following paragraphs and further information about the underlying funds is contained in the Statement of Additional Information as well as in the prospectuses of such funds. Because each fund invests in the underlying funds, shareholders of each fund will be affected by these investment practices in direct proportion to the amount of assets each fund allocates to the underlying funds pursuing such practices.


   o Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help each fund achieve its objective.

   Lending of Portfolio Securities
   Like other mutual funds, the underlying funds may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the underlying funds could experience delays in recovering securities and possibly capital losses.

   Managing Foreign Currency Risk

   Foreign securities in which the underlying funds invest are subject to currency risk, that is, the risk that the U.S. dollar value of these securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." An underlying fund may also use these contracts to create a synthetic bond-issued by a U.S. company, for example, but with the dollar component transformed into a foreign currency. If an underlying fund were to engage in foreign currency transactions, they would be used primarily to protect the fund's foreign securities from adverse currency movements relative to the dollar. Such transactions involve the risk that anticipated currency movements will not occur, and a fund's total return could be reduced.

   There are certain markets where it is not possible to engage in effective foreign currency hedging. This may be true, for example, for the currencies of various Latin American countries and other emerging markets where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

   Futures and Options

   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at a predetermined price in the future. The underlying funds may buy and sell futures and options contracts for a number of reasons, including: to manage their exposure to changes in interest rates, securities prices, and foreign currencies; to efficiently adjust their overall exposure to certain markets; to attempt to enhance income; to protect the value of portfolio securities; and to adjust the portfolios' duration.

   The underlying funds may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.


   Futures contracts and options may not always be successful hedges and their prices can be highly volatile. Using them could lower the funds' total return; and the potential loss from the use of futures can exceed the funds' initial investment in such contracts. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by the funds.

 INVESTING WITH T. ROWE PRICE                                        4


 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price Trust Company 1-800-492-7670 1-410-625-6585
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.

 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts, except for IRA Rollover checks that are properly endorsed.

Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

PNC Bank, N.A. (Pittsburgh) ABA# 043000096 T. Rowe Price [fund name] Account# 1004397951 name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retirement plans cannot be opened by wire.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Shareholder Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.



 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

/(For mailgrams, express, registered, or certified mail, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.


 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Shareholder Services.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address below. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees).

Regular Mail
For nonretirement and IRA accounts
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD 21289-0220

For employer-sponsored retirement accounts
T. Rowe Price Trust Company P.O. Box 89000 Baltimore, MD 21289-0300

/(For mailgrams, express, registered, or certified mail, see Opening a / /New Account.)/

Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.



 RIGHTS RESERVED BY THE FUND
 ----------------------------------------------------------

The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or exchange (for example, for excessive trading or fraud) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.



 SHAREHOLDER SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 1-410-625-6500 Investor Services 1-800-638-5660 1-410-547-2308

Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide, which is automatically mailed to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Exchange Service

You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) Some of the
T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers below).

T. Rowe Price OnLine
24-hour service via dial-up modem provides the same services as Tele*Access but on a personal computer. Please call Investor Services for an information guide.


After obtaining proper authorization, account transactions may also be conducted on the Internet.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.


 DISCOUNT BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing discount brokerage investors 1-800-225-7720

This service gives you the opportunity to consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell stocks, options, bonds, non-T. Rowe Price mutual funds, and more - at commission savings over full-service brokers. We also provide a wide range of services, including:

Automated telephone and computer services
You can enter stock and option trades, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. Plus, you will save 20% on commissions for equity trades when you trade through Internet-Trader.

Note: Subject to a $35 minimum commission for all trades except equity trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this service - free of charge.

/Discount Brokerage is a division of //T. Rowe Price// Investment Services, / /Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

Shareholder Reports
Fund managers' reviews of their strategies and results.If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, How to Choose a Bond Fund, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.

To Open a Mutual Fund Account
 Investor Services
 1-800-638-5660
 1-410-547-2308

For Existing Accounts
 Shareholder Services
 1-800-225-5132
 1-410-625-6500

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 1-800-638-2587    24 hours, 7 days

To Open a Discount Brokerage Account
 1-800-638-5660

Plan Account Line
 1-800-401-3279
 For retirement plan
 investors

Investor Centers
 101 East Lombard St.
 Baltimore, MD 21202

 T. Rowe Price
 Financial Center
 10090 Red Run Blvd.
 Owings Mills, MD 21117

 Farragut Square
 900 17th Street, N.W.
 Washington, D.C. 20006

 ARCO Tower
 31st Floor
 515 South Flower St.
 Los Angeles, CA 90071

 4200 West Cypress St.
 10th Floor
 Tampa, FL 33607

Internet Address
 www.troweprice.com

Invest With Confidence
T. Rowe Price Ram Logo
                                                                  C08-040 5/1/98

                      STATEMENT OF ADDITIONAL INFORMATION

         T. ROWE PRICE SPECTRUM FUND, INC. ("Spectrum Fund")
           SPECTRUM INCOME FUND ("Income Fund")
           SPECTRUM GROWTH FUND ("Growth Fund")
           SPECTRUM INTERNATIONAL FUND ("International Fund")

         (collectively the "Funds" and individually the "Fund")


   This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate Fund prospectus dated May 1, 1998, which may be obtained from T. Rowe Price Investment Services, Inc., 100 East Pratt Street, Baltimore, Maryland 21202.

   If you would like a prospectus for a Fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses, will be sent to you. Please read it carefully.


   The date of this Statement of Additional Information is May 1, 1998.

                                                              C08-043 5/1/98

                              TABLE OF CONTENTS
                              -----------------
                             Page                                        Page
                             ----                                        ----
Capital Stock                  29       Investment Restrictions            17

-----------------------------------     ---------------------------------------
Code of Ethics                 25       Legal Counsel                      30

-----------------------------------     ---------------------------------------
Custodian                      24       Management of Funds                19

-----------------------------------     ---------------------------------------
Distributor for Fund           24       Net Asset Value Per Share          26

-----------------------------------     ---------------------------------------
Dividends and Distributions    26       Pricing of Securities              25

-----------------------------------     ---------------------------------------
Federal Registration of        30       Principal Holders of Securities    21
Shares
-----------------------------------     ---------------------------------------
Independent Accountants        30       Shareholder Services               25

-----------------------------------     ---------------------------------------
Investment Management          21       Special Considerations             16
Services
-----------------------------------     ---------------------------------------
Investment Objectives and       2       Tax Status                         26
Policies
-----------------------------------     ---------------------------------------
Investment Performance         27       Yield Information                  27

-----------------------------------     ---------------------------------------





 INVESTMENT OBJECTIVES AND POLICIES
 -------------------------------------------------------------------------------
   The following information supplements the discussion of each Fund's investment objectives and policies discussed in the Fund's' prospectus.

   The Funds will not make a material change in their investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restrictions of the Funds are not fundamental policies. Each Fund's operating policies are subject to change by each Board of Directors without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each Fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

   Throughout this Statement of Additional Information, "the Fund" is intended to refer to each Fund listed on the cover page, unless otherwise indicated.


                                  Spectrum Fund


   The proliferation of mutual funds has left many investors in search of a means of diversifying among a number of mutual funds while obtaining professional management in determining which Funds to select, how much of their assets to commit to each Fund, and when to make the selections. In response to this need, the Spectrum Fund has been created as a means of providing a simple and effective means of structuring a comprehensive mutual fund investment program. By selecting the Spectrum Growth Fund, Spectrum Income Fund or Spectrum International Fund, or a combination of any of these, investors may choose the investment objective appropriate for their long-term investment goals. The Spectrum Funds will attempt to achieve these goals by diversification in a selected group of other T. Rowe Price Funds. Although the Spectrum Funds are not asset allocation or market timing funds, each, over time, will adjust the amount of its assets invested in the various other
   T. Rowe Price Funds as economic, market and financial conditions warrant.

                              Spectrum Income Fund

   T. Rowe Price Short-Term Bond Fund, Inc.

   The fund's objective is a high level of income consistent with minimal fluctuation in principal value and liquidity.

   The fund will invest in a diversified portfolio of short- and intermediate-term corporate, government, and mortgage-backed securities. The fund may also invest in other types of securities such as bank obligations, collateralized mortgage obligations (CMOs), foreign securities, hybrids, and futures and options. Under normal circumstances, at least 65% of total assets will be invested in short-term bonds. The fund's dollar-weighted average effective maturity will not exceed three years, and the fund will not purchase any security whose effective maturity, average life, or tender date, measured from the date of settlement, exceeds seven years.


   Securities purchased by the fund must be rated within the four highest credit categories (AAA, AA, A, BBB) by a national rating agency (or, if unrated, the T. Rowe Price equivalent). The investment-grade designation includes a range of securities from the highest rated to medium quality. Securities in the BBB category may be more susceptible to adverse economic conditions or changing circumstances and securities at the lower end of the BBB category have certain speculative characteristics.

   T. Rowe Price GNMA Fund

   The fund's objective is a high level of current income consistent with maximum credit protection and moderate price fluctuation by investing exclusively in securities backed by the full faith and credit of the U.S. government and instruments involving these securities.

   The fund will seek to fulfill its objective by investing primarily in mortgage-backed securities issued by the Government National Mortgage Association (GNMA), an agency of the Department of Housing and Urban Development (HUD). These securities represent pools of mortgage loans that are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. GNMA, in turn, guarantees the timely payment of interest and principal on its securities, a guarantee backed by the U.S. Treasury. The GNMA guarantee does not apply in any way to the price of GNMA securities or the fund's share price, both of which will fluctuate with market conditions.


   The fund can also purchase bills, notes, and bonds issued by the U.S. Treasury as well as related futures, other agency securities backed by the full faith and credit of the U.S. government, shares of an internal money fund, and securities involving GNMAs, such as collateralized mortgage obligations (CMOs) and stripped certificates (securities that receive only the interest or principal portion of the underlying mortgage payments).

  . Mortgage-Backed Securities Mortgage-backed securities are securities representing an interest in a pool of mortgages. Mortgage lenders pool individual home mortgages to back a certificate or bond, which is then sold to investors. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year and 15-year fixed rate and graduated payment. Principal and interest payments generated by the underlying mortgages are passed through to the investors. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

   T. Rowe Price New Income Fund, Inc.

   The fund's objective is to provide the highest level of income consistent with the preservation of capital over time through investment primarily in marketable debt securities.

   At least 80% of the fund's total assets will be invested in income-producing, investment-grade instruments, including (but not limited to) U.S. government and agency obligations, mortgage-backed securities, corporate debt securities, asset-backed securities, bank obligations, collateralized mortgage obligations (CMOs), commercial paper, foreign securities, and others. There are no maturity restrictions on securities purchased by the fund, but the fund's dollar-weighted average maturity is generally expected to be between four and 15 years.

   Securities purchased by the fund must be rated within the four highest credit categories (AAA, AA, A, BBB) by at least one established public rating agency (or, if unrated, must have a T. Rowe Price equivalent). The fund will not purchase any security rated below investment grade (i.e., below BBB) by Standard & Poor's, Moody's, or Fitch Investor Services, except that with respect to 15% of its total assets the fund may invest in "split-rated securities," which are securities that are rated within the four highest credit categories by at least one rating agency and below investment grade by another rating agency.

   Investment-grade securities include a range from the highest rated to medium quality. Securities in the BBB category may be more susceptible to adverse economic conditions or changing circumstances, and securities at the lower end of the BBB category have certain speculative characteristics.

   U.S. Treasury Long-Term Fund


   The fund's investment objective is the highest level of current income consistent with maximum credit protection. It will invest at least 85% of total assets in U.S. Treasury securities and investments involving these securities. The remaining assets will be invested in other securities backed by the full faith and credit of the U.S. government and investments involving these securities. The fund's dollar-weighted average maturity is expected to vary between 15 and 20 years, but may range from 10 to 30 years.

   T. Rowe Price High Yield Fund, Inc.

   The fund's objective is high current income and, secondarily, capital appreciation.

   Under normal conditions, the fund expects to invest at least 80% of its total assets in a widely diversified portfolio of high-yield bonds (so-called "junk" bonds) and income-producing convertible securities and preferred stocks. The fund may also invest in a variety of other securities, including foreign securities, pay-in-kind bonds, private placements, bank loans, hybrid instruments, futures and options.


   The fund's longer dollar-weighted average maturity (expected to be in the 8- to 12-year range) makes its price more sensitive to broad changes in interest rate movements than shorter-term bond funds. However, as explained earlier, interest rates are not the only, or necessarily the dominant, influence on the fund's price.

   Special Risks of Investing in Junk Bonds The following special considerations are additional risk factors associated with the Fund's investments in lower-rated debt securities.

  . Youth and Growth of the Lower-Rated Debt Securities Market The market for lower-rated debt securities is relatively new and its growth has paralleled a long economic expansion. Past experience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower-rated debt securities in the Fund's portfolio, the Fund's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher-rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher-rated securities. An investment in this Fund is more speculative than investment in shares of a fund which invests only in higher-rated debt securities.

  . Sensitivity to Interest Rate and Economic Changes Prices of lower-rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher-rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower-rated debt securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

  . Liquidity and Valuation Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

   Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid or restricted lower-rated securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of debt securities which the Fund owns will affect its net asset value per share. If market quotations are not readily available for the Fund's lower-rated or nonrated securities, these securities will be valued by a method that the Fund's Board of Directors believes accurately reflects fair value. Judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

  . Congressional Action New and proposed laws may have an impact on the market for lower-rated debt securities. T. Rowe Price is unable at this time to predict what effect, if any, any such legislation may have on the market for lower-rated debt securities.

  . Taxation Special tax considerations are associated with investing in lower-rated debt securities structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.


                              Spectrum Growth Fund

   T. Rowe Price Growth & Income Fund, Inc.

   The fund's objective is to provide long-term capital growth, a reasonable level of current income, and increasing future income through investments primarily in dividend-paying stocks.

   The fund focuses on companies whose earnings are expected by T. Rowe Price to grow and support a growing dividend payment, as well as stocks that do not pay dividends currently but offer prospects of appreciation and future income.

   Most of the assets will be invested in U.S. common stocks. However, the fund may also purchase other types of securities, for example, foreign securities, convertible stocks and bonds, and warrants, when considered consistent with the fund's investment objective and program. The portfolio manager may also engage in a variety of investment management practices, such as buying and selling futures and options.

   T. Rowe Price New Era Fund, Inc.


   The fund's objective is long-term capital appreciation primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies.

   The fund's primary focus will be on the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation. The fund will also invest in selected nonresource growth companies with strong potential for earnings growth. T. Rowe Price believes that natural resource companies with the flexibility to adjust prices or control operating costs offer attractive opportunities for capital growth when inflation is rising. Income is not a consideration in the selection of securities.

   At least half of fund assets will be invested in U.S. securities, principally common stocks, and the fund may also invest up to 50% of its assets in foreign securities. In addition to common stocks, the fund may purchase other types of securities, for example, convertible stocks and bonds, and warrants, when considered consistent with the fund's investment objective. The fund may also engage in a variety of investment management practices, such as buying and selling futures and options.

   The rate of earnings growth and stock prices of natural resource companies may follow irregular patterns since they are influenced strongly by the forces of nature, economic cycles, and international politics. For example, stock prices of mining and energy companies can be unpredictable and can fall steeply and rapidly. Companies owning or developing real estate could also be subject to earnings fluctuations related to the availability of money, the level of interest rates, and other factors.

   Although the fund's foreign investments carry exposure to currency risk (the chance that a strong dollar will decrease returns for U.S. investors), many commodity markets are dollar-based, which cushions this risk. The fund's investments in companies located in emerging markets are exposed to the risk of political and economic instability, prevalent in such countries.

   T. Rowe Price Growth Stock Fund, Inc.

   The fund's objective is long-term growth of capital and, secondarily, increasing dividend income by investing primarily in common stocks of well-established growth companies.


   The fund will invest at least 65% of total assets in the common stocks of a diversified group of growth companies. The companies in which the fund invests normally (but not always) pay dividends that are generally expected to rise in future years as earnings increase.

   Most of the assets will be invested in U.S. common stocks. However, the fund may also purchase other types of securities, for example, foreign securities, convertible stocks and bonds, and warrants, when considered consistent with the fund's investment objective and program. The portfolio manager may also engage in a variety of investment management practices, such as buying and selling futures and options.

   T. Rowe Price New Horizons Fund, Inc.

   The fund's investment objective is long-term growth of capital by investing primarily in common stocks of small, rapidly growing companies.

   The fund will invest primarily in a diversified group of small, emerging growth companies. It will seek to invest early in the corporate life cycle, before a company becomes widely recognized by the investment community. The fund may also invest in companies that offer the possibility of accelerating earnings growth because of rejuvenated management, new products, or structural changes in the economy. Total return will consist primarily of capital appreciation or depreciation.

   Most of the assets will be invested in U.S. common stocks. However, the fund may also purchase other types of securities, for example, foreign securities, convertible stocks and bonds, and warrants, when considered consistent with the fund's investment objective and program. The portfolio manager may also engage in a variety of investment management practices, such as buying and selling futures and options.

   T. Rowe Price Mid-Cap Value Fund, Inc.


   The fund's objective is to provide long-term capital appreciation by investing primarily in mid-size companies that appear to be undervalued.

   Reflecting a "value approach" to investing, the fund will seek companies whose current stock prices do not appear to T. Rowe Price to reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. The fund will invest at least 65% of its assets in companies whose market capitalization (stock price multiplied by shares outstanding) falls between $300 million and $5 billion.

   Most of the assets will be invested in U.S. common stocks. However, the fund may also purchase other types of securities, for example, foreign stocks, convertible securities, and warrants, when considered consistent with the fund's investment objective and program. The fund may also engage in a variety of investment management practices, such as buying and selling futures and options.

   T. Rowe Price Blue Chip Growth Fund, Inc.

   The fund's primary objective is long-term growth of capital. Current income is a secondary objective, and many of the stocks in the fund's portfolio are expected to pay dividends.

   The fund will invest at least 65% of total assets in the common stocks of large and medium-sized blue chip companies, as defined by T. Rowe Price. These companies will be well established in their industries and have the potential for above-average growth in earnings.

   Most of the assets will be invested in U.S. common stocks. However, the fund may also purchase other types of securities, for example, foreign securities, convertible stocks and bonds, and warrants, when considered consistent with the fund's investment objective and program. The portfolio manager may also engage in a variety of investment management practices, such as buying and selling futures and options. Investments in convertible securities, preferred stocks, and debt securities are limited to 25% of total assets.


                           Spectrum International Fund

   T. Rowe Price International Discovery Fund

   The fund's objective is long-term growth of capital through investments primarily in common stocks of rapidly growing, small to medium-sized non-U.S. companies. Such companies may be found in developed and emerging markets. Traditionally, they are more dynamic and offer greater growth potential than larger companies, but they are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings. Depending on conditions, the fund's portfolio should be composed of at least 10 countries and 100 different companies.

   T. Rowe Price European Stock Fund

   The fund's objective is long-term growth of capital through investments primarily in common stocks of both large and small European companies. Current income is a secondary objective. The fund seeks to take advantage of opportunities arising from such trends as privatization, the reduction of trade barriers, and the potential growth of the emerging economies of Eastern Europe. Normally, at least five countries will be represented in the portfolio, and investments may be made in any of the countries listed below, as well as others as their markets develop.

      Primary Emphasis France, Germany, Netherlands, Italy, Spain, Sweden, Switzerland, and United Kingdom.

      Others Austria, Belgium, Czech Republic, Denmark, Estonia, Finland, Greece, Hungary, Ireland, Israel, Latvia, Lithuania, Luxembourg, Norway, Poland, Portugal, Russia, Slovakia, and Turkey.

   T. Rowe Price New Asia Fund

   The fund's objective is long-term growth of capital through investment in large and small companies domiciled or with primary operations in Asia, excluding Japan. The fund may also invest in Pacific Rim countries such as Australia and New Zealand.

   Countries in which the fund may invest include those in the following list as well as others in the region, such as China, Pakistan, and Vietnam, as their markets become more accessible. Investments will represent a minimum of five countries.

     Primary Emphasis Hong Kong, Indonesia, India, Malaysia, Philippines, Singapore, South Korea, Taiwan, Thailand.

   T. Rowe Price Japan Fund

   The fund's objective is long-term growth of capital through investments in common stocks of large and small companies domiciled or with primary operations in Japan. Assets will normally be invested across a wide range of industries and companies (both small and large). Investors in a single-country fund are fully exposed to that country's economic, stock market, and currency cycles, which could increase both its risks and its potential rewards compared with a fund invested in several countries or regions.

   T. Rowe Price Emerging Markets Stock Fund

   The fund's objective is long-term growth of capital through investment primarily in common stocks of large and small companies domiciled, or with primary operations, in emerging markets. An emerging market includes any country defined as emerging or developing by the International Bank for Reconstruction and Development (World Bank), the International Finance Corporation, or the United Nations. The fund's investments are expected to be diversified geographically across emerging markets in Latin America, Asia, Europe, Africa, and the Middle East.

   Countries in which the fund may invest are listed below and others will be added as opportunities develop:

      Asia China, Hong Kong, Indonesia, India, Korea, Malaysia, Pakistan, Philippines, Singapore, Sri Lanka, Taiwan, Thailand, and Vietnam.

      Latin America Argentina, Belize, Brazil, Chile, Colombia, Mexico, Panama, Peru, and Venezuela.

      Europe Austria, Croatia, Czech Republic, Estonia, Greece, Hungary, Latvia, Lithuania, Poland, Portugal, Romania, Russia, Slovakia, and Turkey.

      Africa and the Middle East Botswana, Egypt, Israel, Jordan,
      Mauritius, Morocco, Nigeria, South Africa, Tunisia, and Zimbabwe.

   Emerging market investments rank high on the potential risk and reward spectrum because a developing country, much like an emerging-growth company, often advances in fits and starts toward developed status, and may or may not successfully achieve that status.

   T. Rowe Price Latin America Fund

   The fund's objective is long-term growth of capital through investment primarily in common stocks of companies domiciled, or with primary operations, in Latin America. The fund expects to invest primarily in Mexico, Brazil, Chile, Argentina, Venezuela, Peru, and other markets as opportunities arise and conditions permit, including, but not limited to Belize, Colombia, Ecuador, and Guatemala. The portfolio is normally expected to invest in at least four countries.

   The fund expects to make substantial investments (at times more than 25% of total assets) in the telephone companies of various Latin American countries. These utilities play a critical role in a country's economic development, but their stocks could be adversely affected if trends favoring development were to be reversed.

   Because Latin America includes many less-developed countries with legacies of political instability.


   Stock prices of foreign and U.S. companies are subject to many of the same influences, such as general economic conditions, company and industry earnings prospects, and investor psychology. However, investing in foreign securities also involves additional risks that can increase the potential for losses in the fund. Normally, these risks are significantly greater for investments in emerging markets.

  . Currency fluctuations Transactions in foreign securities are conducted in local currencies, so dollars must often be exchanged for another currency when a stock is bought or sold or a dividend is paid. Likewise, share price quotations and total return information reflect conversion into dollars. Fluctuations in foreign exchange rates can significantly increase or decrease the dollar value of a foreign investment, boosting or offsetting its local market return. For example, if a French stock rose 10% in price during a year, but the U.S. dollar gained 5% against the French franc during that time, the U.S. investor's return would be reduced to 5%. This is because the franc would "buy" fewer dollars at the end of the year than at the beginning, or, conversely, a dollar would buy more francs. The fund's total return will be affected by currency fluctuations. The exact amount of the impact depends on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar.


  . Increased costs It is more expensive for U.S. investors to trade in foreign markets than in the U.S. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of international funds are usually higher than those of typical domestic funds.

  . Political and economic factors The economies, markets, and political structures of a number of the countries in which the fund can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries will be riskier and more subject to erratic and abrupt price movements. This is especially true for emerging markets. However, even investments in countries with highly developed economies are subject to risk. For example, Japanese securities markets historically have experienced wide swings in value.

   Some economies are less well developed, overly reliant on particular industries, and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. This makes investment in such markets significantly riskier than in other countries. Many countries have legacies and the risk of hyperinflation and currency devaluations versus the dollar (which adversely affects returns to U.S. investors) and may be overly dependent on foreign capital (a risk that is exacerbated by big currency movements). Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative.

   Certain countries have histories of instability and political upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Actions such as capital controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes could have a severe effect on security prices and impair a fund's ability to repatriate capital or income. Significant external risks, including war, currently affect some countries. Governments in many emerging market countries participate to a significant degree in their economies and securities markets.

  . Legal, regulatory, and operational Certain countries lack uniform accounting, auditing, and financial reporting standards, have less governmental supervision of financial markets than in the U.S., do not honor legal rights enjoyed in the U.S., and have settlement practices, such as delays, which could subject a fund to risks of loss not customary in the U.S. In addition, securities markets in these countries have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S.

  . Pricing Portfolio securities may be listed on foreign exchanges that are open on days (such as Saturdays) when the fund does not compute its price. As a result, the fund's net asset value may be significantly affected by trading on days when shareholders cannot make transactions.


                Spectrum Income, Growth, and International Funds

   T. Rowe Price Summit Cash Reserves Fund


   The fund's objectives are preservation of capital, liquidity, and, consistent with these, the highest possible current income. The fund invests in a diversified portfolio of U.S. dollar-denominated money market securities issued in the U.S. and abroad, and generally will not invest more than 5% of its total assets in securities of any one issuer. The fund's yield will fluctuate in response to changes in interest rates, but the share price is managed to remain stable at $1.00. Unlike most bank accounts or certificates of deposit, the fund is not insured or guaranteed by the U.S. government.

   The fund invests at least 95% of its total assets in securities receiving the highest short-term credit rating assigned by at least two established rating agencies, by one rating agency if the security is rated by only one, or, if unrated, the equivalent rating as established by T. Rowe Price. The fund's dollar-weighted average maturity will not exceed 90 days. It will purchase securities with maturities of 13 months or less.

                         Income and International Funds

   T. Rowe Price International Bond Fund

   The fund's objective is to provide high current income and capital appreciation by investing in high-quality, nondollar-denominated government and corporate bonds outside the U.S. The fund also seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The fund will invest at least 65% of its assets in high-quality bonds but may invest up to 20% of assets in below investment-grade, high-risk bonds, including bonds in default or those with the lowest rating. Up to 20% of the fund's assets may be invested in foreign bonds denominated in dollars, such as Brady and other emerging market bonds.

   Rowe Price-Fleming International, Inc. ("Price-Fleming"), the Fund's investment manager, bases its investment decisions on fundamental market factors, currency trends, and credit quality. The Fund generally invests in countries where the combination of fixed income returns and currency exchange rates appears is attractive, or, if the currency trend is unfavorable, where the currency risk can be minimized through hedging.

   Although the Fund expects to maintain an intermediate to long weighted average maturity, it has no maturity restrictions on the overall portfolio or on individual securities. Normally, the Fund does not hedge its foreign currency exposure back to the dollar, nor involve more than 50% of total assets in cross hedging transactions. Therefore, changes in foreign interest rates and currency exchange rates are likely to have a significant impact on total return and the market value of portfolio securities. Such changes provide greater opportunities for capital gains and greater risks of capital loss. Price-Fleming attempts to reduce these risks through diversification among foreign securities and active management of maturities and currency exposures.

   T. Rowe Price Emerging Markets Bond Fund


   The fund's objective is to provide high income and capital appreciation. The fund invests at least 65% (and potentially all) of its total assets in the government and corporate debt securities of emerging nations. Since these countries are less developed and their bonds carry a greater risk of default, such bonds are typically below investment grade and would be considered junk bonds in the U.S.

   The fund may invest in the lowest-rated bonds, including those in default. While these investments may offer significantly greater total returns than higher-quality bonds of developed foreign markets, they entail a higher degree of risk and are subject to sharp price declines.

   There are no maturity restrictions on the fund. Its weighted average maturity normally ranges between five and 10 years, but may vary substantially because of market conditions. Under normal circumstances, most of the fund's total assets are expected to be denominated in U.S. dollars, and the fund will not usually hedge foreign currency holdings back to U.S. dollar. Currency fluctuations can have a significant impact on the value of the fund's holdings.


                             Income and Growth Funds

   T. Rowe Price Equity Income Fund

   The fund's objective is to provide substantial dividend income as well as long-term capital appreciation through investments in common stocks of established companies.

   Under normal circumstances, the fund will invest at least 65% of total assets in the common stocks of established companies paying above-average dividends. These companies are expected to have favorable prospects for dividend growth and capital appreciation, as determined by T. Rowe Price.

   Most of the assets will be invested in U.S. common stocks. However, the fund may also purchase other types of securities, for example, foreign securities, convertible stocks and bonds, and warrants, when considered consistent with the fund's investment objective and program. The portfolio manager may also engage in a variety of investment management practices, such as buying and selling futures and options.

                     Spectrum Growth and International Funds

   T. Rowe Price International Stock Fund

   The fund's objective is long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. The fund expects to invest substantially all of its assets outside the U.S. and to diversify broadly among countries throughout the world - developed and emerging.

   The fund expects to invest substantially all of its assets in common stocks. However, the fund may also invest in a variety of other equity-related securities, such as preferred stocks, warrants and convertible securities, as well as corporate and governmental debt securities, when considered consistent with the fund's investment objective and program. The fund may also engage in a variety of investment management practices, such as buying and selling futures and options. Under normal market conditions, the fund's investment in securities other than common stocks is limited to no more than 35% of total assets. However, for temporary defensive purposes, the fund may invest all or a significant portion of its assets in U.S. government and corporate debt obligations. The fund will not purchase any debt security which at the time of purchase is rated below investment grade. This would not prevent the fund from retaining a security downgraded to below investment grade after purchase.

   Risk Factors of Foreign Investing There are special risks in foreign investing. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the Fund will invest. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Asia, Latin America, Eastern Europe, Russia, Africa and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.


  . Political and Economic Factors Individual foreign economies of certain countries differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1992, there were two military coup attempts in Venezuela and in 1992 the President of Brazil was impeached. In 1994-1995, the Mexican peso plunged in value setting off a severe crisis in the Mexican economy. Asia is still coming to terms with its own crisis and recessionary conditions sparked off by widespread currency weakness in late 1997. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border and hostile relations between North and South Korea.

   Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

  . Currency Fluctuations The international funds invest in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U. S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of the Fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens) the value of the Fund's securities denominated in that currency would be expected to decline.

  . Investment and Repatriation of Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions limit at times and preclude investment in certain of such countries and increase the cost and expenses of the international funds. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the international funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year.

  . Market Characteristics It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Investments in certain markets may be made through ADRs traded in the United States. Foreign stock markets are generally not as developed or efficient as, and more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the Fund's portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Commissions on foreign stocks are generally higher than commissions on United States exchanges, and while there is an increasing number of overseas stock markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund.

  . Investment Funds The international funds may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The international funds' investment in these funds is subject to the provisions of the 1940 Act. If the international funds invest in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

  . Information and Supervision There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to United States companies. It also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

  . Taxes The dividends and interest payable on certain of the international funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.

  . Other With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of Funds or other assets of the Funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

   International Stock, International Discovery, European Stock, Emerging Markets Stock, International Bond, and Emerging Markets Bond Funds

  . Eastern Europe and Russia Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund's assets invested in such countries, and these authorities may not qualify as a foreign custodian under the Investment Company Act of 1940 and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia. The Fund will only invest in a company located in, or a government of, Eastern Europe and Russia, if it believes the potential return justifies the risk.

  . Latin America

   Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

   Political Instability The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

   Foreign Currency Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U. S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund's interests in securities denominated in such currencies.

   Sovereign Debt A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

  . Japan

   The Japan Fund's concentration of its investments in Japan means the Fund will be more dependent on the investment considerations discussed above and may be more volatile than a fund which is broadly diversified geographically. To the extent any of the other funds also invests in Japan, such investments will be subject to these same factors. Additional factors relating to Japan include the following:

   Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan also has one of the world's highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka and Nagoya.

   Energy Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

   Foreign Trade Overseas trade is important to Japan's economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short- and long-term.

  . Costs Investors should understand that the expense ratios of the Fund can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Fund is higher.

  . Small Companies Small companies may have less experienced management and fewer management resources than larger firms. A smaller company may have greater difficulty obtaining access to capital markets, and may pay more for the capital it obtains. In addition, smaller companies are more likely to be involved in fewer market segments, making them more vulnerable to any downturn in a given segment. Some of these factors may also apply, to a lesser extent, to medium size companies. Some of the smaller companies in which the Fund will invest may be in major foreign markets; others may be leading companies in emerging countries outside the major foreign markets. Securities analysts generally do not follow such securities, which are seldom held outside of their respective countries and which may have prospects for long-term investment returns superior to the securities of well-established and well-known companies. Direct investment in such securities may be difficult for United States investors because, among other things, information relating to such securities is often not readily available. Of course, there are also risks associated with such investments, and there is no assurance that such prospects will be realized.


   Asia (ex-Japan)
   Political Instability The political history of certain Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers and result in significant disruption in securities markets.

   Foreign Currency Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in 1997 the Thai baht lost 46.75% of its value against the U.S. dollar. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund's interests in securities denominated in such currencies.

   Debt A number of Asian companies are highly dependent on foreign loans for their operation. In 1997, several Asian countries were forced to negotiate loans from the IMF and others that impose strict repayment term schedules and require significant economic and financial restructuring.


                               Types of Securities

   Set forth below is additional information about certain of the investments described in the Fund's prospectus.


                              Repurchase Agreements

   The Fund may enter into a repurchase agreement through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Services, Inc., or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


                               Hybrid Instruments

   Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments. Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same director or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between the Fund and the seller of the Hybrid Instrument, the creditworthiness of the contra party to the transaction would be a risk factor which the Fund would have to consider. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.


                        Illiquid or Restricted Securities

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Fund's Board of Directors. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

   Notwithstanding the above, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price and Price-Fleming, under the supervision of the Fund's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price and

   Price-Fleming will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Price-Fleming could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchases, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


                                    Warrants

   The Fund may acquire warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

   There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the Funds may invest in these securities.


                         InterFund Borrowing and Lending

   Subject to approval by the Securities and Exchange Commission, and certain state regulatory agencies, each Fund may borrow funds from, and certain of the Underlying Price Funds may make loans to, and borrow funds from, other Price Funds. These Funds have no current intention of engaging in these practices at this time.



 SPECIAL CONSIDERATIONS
 -------------------------------------------------------------------------------
   Prospective investors should consider that certain underlying price funds (the "Price Funds") may engage in the following:

   Foreign Currency Transactions Enter into foreign currency transactions. Since investments in foreign companies will usually involve currencies of foreign countries, and the International Bond and International Stock Funds, as well as certain other Price Funds, will hold Funds in bank deposits in foreign custodians during the completion of investment programs, the value of the assets of the Price Funds as measured in U.S.dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and these Price Funds may incur costs in connection with conversions between various currencies. The Price Funds will generally conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the prevailing rate in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Price Funds will generally not enter into a forward contract with a term of greater than one year. Although foreign currency transactions will be used primarily to protect the Price Funds from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

   Lending Portfolio Securities Lend portfolio securities for the purpose of realizing additional income. The Price Funds may lend securities to broker-dealers or institutional investors. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

   Futures Contracts and Options (types of potentially high-risk derivatives) Enter into interest rate, stock index or currency futures contracts. Certain Price Funds may enter into such contracts (or options thereon), or a combination of such contracts, (1) as a hedge against changes in prevailing levels of interest rates, price movements or currency exchange rates in the Price Funds' portfolios in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by such Price Funds; (2) as an efficient means of adjusting the Price Funds' exposure to the markets; or (3) to adjust the duration of the Price Funds' portfolios. Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of each Price Fund's net asset value. Certain Price Funds may also purchase and sell call and put options on securities, currencies and financial and stock indices. The aggregate market value of each Fund's currencies or portfolio securities covering call or put options will not exceed 25% of a Fund's net assets. Futures contracts and options can be highly volatile and could result in reduction of a Price Fund's total return and a Price Fund's attempt to use such investments for hedging purposes may not be successful.

     FOR MORE INFORMATION ABOUT AN UNDERLYING PRICE FUND, CALL 1-800-638-5660
                                 (1-410-345-2308).



 INVESTMENT RESTRICTIONS
 -------------------------------------------------------------------------------

   Fundamental policies may not be changed without the approval of the lesser of
   (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a Fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the Fund's Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund. Calculation of the Fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.


                              Fundamental Policies

   As a matter of fundamental policy, the Fund may not:

   (1) Borrowing Borrow money, except the Fund may borrow from banks or other Price Funds as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities (see page ___ of the prospectus). Interest paid on any such borrowings will reduce net investment income;

   (2) Commodities (a) Spectrum Growth and Spectrum Income Funds may not purchase or sell commodities or commodity or futures contracts;

       (b)Spectrum International Fund may not purchase or sell physical commodities; except that it may enter into futures contracts and options thereon.

   (3) Loans Make loans, although the Funds may purchase money market securities and enter into repurchase agreements;

   (4) Margin Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

   (5) Mortgaging Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Funds as security for indebtedness except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 30% of each Fund's total assets, valued at market;

   (6) Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (although each Fund may purchase money market securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

   (7) Senior Securities Issue senior securities;

   (8) Short Sales Effect short sales of securities; or

   (9) Underwriting Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.


                               Operating Policies

   As a matter of operating policy, the Fund may not:

   (1) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

   (2) Illiquid Securities Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;

   (3) Oil and Gas Programs Purchase participations or other direct interests in, or enter into leases with respect to, oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Fund would be invested in such programs;

   (4) Options Invest in options;

   (5) Futures Spectrum Income and Spectrum Growth Funds may not invest in futures. Spectrum International Fund, though it has no intention at this time of investing in futures, reserves the right to do so in the future;

   (6) Forward Currency Contracts None of the Funds has the intention of investing in forward currency contracts at this time. However, they all reserve the right to do so at some point in the future; or

   (7) Warrants Invest in warrants.

   Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-21425, October 18, 1995):
   (i) there is no limit on the amount the Fund may own of the total outstanding voting securities of registered investment companies which are members of the
   T. Rowe Price family of funds, (ii) each Fund, in accordance with its prospectus, may invest more than 5% of its assets in any one such investment company, and (iii) each Fund may invest more than 10% of its assets, collectively, in registered investment companies which are members of the T. Rowe Price family of funds.

   Because of their investment objectives and policies, the Funds will each concentrate more than 25% of their assets in the mutual fund industry. In accordance with the Funds' investment programs set forth in the prospectus, each of the Funds may invest more than 25% of its assets in certain of the Underlying Price Funds. However, each of the Underlying Price Funds in which each Fund will invest (other than New Income, Short-Term Bond, High Yield, Latin America, and International Bond Funds) will not concentrate more than 25% of its total assets in any one industry. The Latin America Fund expects to make substantial investments in the telephone companies of various Latin America countries (at times more than 25% of total assets). The New Income and Short-Term Bond Funds will, under certain conditions, invest up to 50% of their assets in any one of the following industries: gas, utility, gas transmission utility, electric utility, telephone utility and petroleum. The Short-Term Bond, International Bond, and High Yield Funds will each normally concentrate 25% or more of their assets in the securities of the banking industry when their position in issues maturing in one year or less equals 35% or more of their total assets.

 MANAGEMENT OF FUNDS
 -------------------------------------------------------------------------------
   The management of each Fund's business and affairs is the responsibility of the Board of Directors for Spectrum Fund. In exercising their responsibilities, the Board, among other things, will refer to the Special Servicing Agreement (see pages 21 and 22) and policies and guidelines included in an Application for an Exemptive Order (and accompanying Notice and Order issued by the Commission). A majority of Spectrum Fund's directors will be non-interested persons as defined in Section 2(a)(19) of the 1940 Act. However, the interested directors and the officers of Spectrum Fund, T. Rowe Price and Rowe Price-Fleming also serve in similar positions with most of the Underlying Price Funds. Thus, if the interests of a Fund and the Underlying Price Funds were ever to become divergent, it is possible that a conflict of interest could arise and affect how this latter group of persons fulfill their fiduciary duties to that Fund and the Underlying Price Funds. The directors of Spectrum Fund believe they have structured each Fund to avoid these concerns. However, conceivably, a situation could occur where proper action for Spectrum Fund or the Growth Fund, Income Fund or International Fund separately, could be adverse to the interests of an Underlying Price Fund, or the reverse could occur. If such a possibility arises, the directors and officers of the affected Funds and T. Rowe Price will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, limitations on aggregate investments in the Underlying Price Funds and other restrictions have been adopted by Spectrum Fund to minimize this possibility, and close and continuous monitoring will be exercised to avoid, insofar as possible, these concerns.

   The officers and directors of Spectrum Fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, Spectrum Fund's directors who are considered "interested persons" of T. Rowe Price, Rowe Price-Fleming, or the Fund as defined under Section 2(a)(19) of the Investment Company Act of 1940 are noted with an asterisk (*). Mr. Riepe is referred to as an inside director by virtue of his directorship and employment by T. Rowe Price.

   JEFFREY H. DONAHUE, Director--Senior Vice President and Chief Financial Officer of The Rouse Company, a full-service real estate and development company, Columbia, Maryland; Address: 10275 Little Patuxent Parkway, Columbia, Maryland 21044

   A. MACDONOUGH PLANT, Director--Partner, law firm of Stewart, Plant & Blumenthal; (formerly until 4/ 91) Partner, law firm of Semmes, Bowen & Semmes, Baltimore, Maryland; Address: Suite 910, Seven St. Paul Street, Baltimore, Maryland 21202




  * JAMES S. RIEPE, Chairman of the Board -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



   PETER VAN DYKE, President -Managing Director, T. Rowe Price; Vice President, Price-Fleming and T. Rowe Price Trust Company



   EDMUND M. NOTZON, Executive Vice President -Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst



   STEPHEN W. BOESEL, Vice President -Managing Director, T. Rowe Price



   JOHN R. FORD, Vice President -Executive Vice President, T. Rowe Price; Chartered Financial Analyst

   HENRY H. HOPKINS, Vice President-Vice President, Price-Fleming and T. Rowe Price Retirement Plan Services, Inc.; Director and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc.,
   T. Rowe Price Services, Inc. and T. Rowe Price Trust Company




   GEORGE A. MURNAGHAN, Vice President -Managing Director, T. Rowe Price; Vice President, Price-Fleming, T. Rowe Price Trust Company, and T. Rowe Price Investment Services, Inc.



   WILLIAM T. REYNOLDS, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst

   BRIAN C. ROGERS, Vice President -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst



   CHARLES P. SMITH, Vice President -Managing Director, T. Rowe Price; Vice President, Price-Fleming



   M. DAVID TESTA, Vice President -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst




   MARTIN G. WADE, Vice President -President, Director, Chief Investment Officer Price-Fleming; Director, Robert Fleming Holdings Limited; Director, Robert Fleming Asset Management; Address: 25 Copthall Avenue, London, EC2R 7DR, England



   JUDITH B. WARD, Vice President -Employee, T. Rowe Price



   DAVID J. L. WARREN, Vice President -Executive Vice President, T. Rowe Price


   PATRICIA S. BUTCHER, Secretary-Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

   CARMEN F. DEYESU, Treasurer-Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

   DAVID S. MIDDLETON, Controller-Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company



   JOSEPH A. CRUMBLING, Assistant Vice President -Employee, T. Rowe Price

   INGRID I. VORDEMBERGE, Assistant Vice President-Employee, T. Rowe Price



 COMPENSATION TABLE
 -------------------------------------------------------------------------------
   The Funds do not pay pension or retirement benefits to its officers or directors. Also, any director of a Fund who is an officer or employee of T. Rowe Price or Price-Fleming does not receive any remuneration from the Fund.


Name of Person,                         Aggregate Compensation from Fund(a)           Total Compensation from Fund and
Position                                                            -------           Fund Complex Paid to Directors(b)
--------------------------------------                                                ---------------------------------
----------------------------------------------------------------------------
                                        ---------------------------------------------------------------------------------
Income Fund
Jeffrey H. Donahue, Director                                             $5,474                              $15,000
A. MacDonough Plant, Director                                             5,474                               15,000
-------------------------------------------------------------------------------------------------------------------------
Growth Fund
Jeffrey H. Donahue, Director                                             $6,966                              $15,000
A. MacDonough Plant, Director                                             6,966                               15,000
-------------------------------------------------------------------------------------------------------------------------
International Fund
Jeffrey H. Donahue, Director                                             $2,560                              $15,000
David K. Fagin, Director                                                  2,560                               15,000
-------------------------------------------------------------------------------------------------------------------------



 (a) Amounts in this column are based on accrued compensation for calendar year 1997.


 (b) Amounts in this column are based on compensation received from January 1, 1997, to December 31, 1997. The T. Rowe Price complex included 84 funds as of December 31, 1997.

   The Fund's Executive Committee, consisting of the Fund's interested directors, has been authorized by its respective Board of Directors to exercise all powers of the Board to manage the Funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.



 PRINCIPAL HOLDERS OF SECURITIES
 -------------------------------------------------------------------------------
   As of the date of the prospectus, the officers and directors of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.


   As of April 1, 1998, no shareholder beneficially owned more than 5% of the outstanding shares of either the Spectrum International or Spectrum Growth Funds.

   As of April 1, 1998, the following shareholder beneficially owned more than 5% of the outstanding shares of the Spectrum Income Fund: Manulife Financial USA, 200 Bloor Street East, NT3, Toronto, Ontario, Canada M4W 1E5.



 INVESTMENT MANAGEMENT SERVICES
 -------------------------------------------------------------------------------
   The business of Spectrum Fund will be conducted by its officers, directors, and investment manager in accordance with policies and guidelines set up by Spectrum Fund's directors which were included in the Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-21425, October 18, 1995).

   Each Fund will operate at a zero expense ratio. To accomplish this, the payment of each Fund's operational expenses is subject to the Special Servicing Agreement described below as well as certain undertakings made by
   T. Rowe Price, under its Investment Management Agreement with T. Rowe Price. Fund expenses include: shareholder servicing fees and expenses; custodian and accounting fees and expenses; legal and auditing fees; expenses of preparing and printing prospectuses and shareholder reports; registration fees and expenses; proxy and annual meeting expenses, if any; and directors' fees and expenses.

   Special Servicing Agreements One Special Servicing Agreement ("Agreement") is between and among the Spectrum Fund on behalf of Spectrum Income and Spectrum Growth Funds, the underlying funds, and T. Rowe Price. A second Special Servicing Agreement is between and among Spectrum Fund, on behalf of Spectrum International Fund, the underlying funds, Price-Fleming, and T. Rowe Price.

   The Agreement provides that, if the Board of Directors of any Underlying Price Fund determines that such Underlying Fund's share of the aggregate expenses of Spectrum Fund is less than the estimated savings to the Underlying Price Fund from the operation of Spectrum Fund, the Underlying Price Fund will bear those expenses in proportion to the average daily value of its shares owned by Spectrum Fund, provided further that no Underlying Price Fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the Underlying Price Funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the Underlying Price Funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by Spectrum Fund.

   The Special Servicing Agreement also gives authority to Spectrum Fund to utilize the Price name so long as (1) the Special Servicing Agreement is in effect, and (2) the assets of the Growth Fund and the Income Fund are invested pursuant to each Fund's objectives and policies in shares of the various Underlying Price Funds (except for such cash or cash items as the directors may determine to maintain from time to time to meet current expenses and redemptions). The Special Servicing Agreement provides that the Funds will utilize assets deposited with the custodian of each Fund from the sale of each Fund's shares to promptly purchase shares of the specified Underlying Price Funds, and will undertake redemption or exchange of such shares of the Underlying Price Funds in the manner provided by the objectives and policies of each Fund.

   Under the Investment Management Agreement with the Funds, and the Special Servicing Agreement, T. Rowe Price has agreed to bear any expenses of Spectrum Fund which exceed the estimated savings to each of the Underlying Price Funds. Of course, shareholders of Spectrum Fund will still indirectly bear their fair and proportionate share of the cost of operating the Underlying Price Funds in which the Spectrum Fund invests because, Spectrum Fund, as a shareholder of the Underlying Price Funds, will bear its proportionate share of any fees and expenses paid by the Underlying Price Funds. Spectrum Fund, as a shareholder of the selected Underlying Price Funds, will benefit only from cost-sharing reductions in proportion to its interest in such Underlying Price Funds.

   Services
   Under the Management Agreement with each Fund, T. Rowe Price or Price-Fleming as the case may be, provides the Fund with discretionary investment services. Specifically, T. Rowe Price and Price-Fleming are responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price and Price-Fleming are also responsible for effecting all security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. However, it should be understood that the Fund will invest its assets almost exclusively in the shares of the Underlying Price Funds and such investments will be made without the payment of any commission or other sales charges. In addition to these services, T. Rowe Price and Price-Fleming provides the Fund with certain corporate administrative services, including: maintaining the Fund's corporate existence and corporate records; registering and qualifying Fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the Fund; maintaining liaison with the agents employed by the Fund such as the Fund's custodian and transfer agent; assisting the Fund in the coordination of such agents' activities; and permitting T. Rowe Price's and Price-Fleming's employees to serve as officers, directors, and committee members of the Fund without cost to the Fund.

   T. Rowe Price and Price-Fleming have agreed not to be paid a management fee for performing their services. However, T. Rowe Price and Price-Fleming will receive management fees from managing the Underlying Price Funds in which Spectrum Fund invests.

   Each Fund's Management Agreement also provides that T. Rowe Price or Price-Fleming, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

   Management Fees of Underlying Price Funds
   The Underlying Price Fund pays T. Rowe Price or Price-Fleming a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price or Price-Fleming on the first business day of the next succeeding calendar month and is calculated as described below.

   The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Price Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

 Price Funds' Annual Group Base Fee Rate for Each Level of
                          Assets
                                                         0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16
                                                                                                                     billion
                                                         ---------------------------------------------------------------------------
                                                         0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30
                                                                                                                     billion
                                                         ---------------------------------------------------------------------------
                                                         0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Thereafter
                                                         ---------------------------------------------------------------------------
                                                         0.390%  Next $1 billion   0.330%  Next $10 billion
                                                         ---------------------------------------------------------------------------
                                                         0.370%  Next $1 billion   0.320%  Next $10 billion


   For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by T. Rowe Price Investment Services, Inc., (excluding T. Rowe Price Spectrum Fund, and any institutional or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the Funds' prospectus as of the close of business on the previous business day on which the Fund was open for business.

   The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one
   (1) over the number of calendar days in the year by the individual Fund Fee Rate and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business. The individual fund fees and total management fees of the Underlying Price Funds are listed in the chart below:


                       Fund                          Individual Fee as a Percentage   Total Management Fee Paid
                       ----                          ------------------------------   -------------------------
-----------------------------------------------------      of Fund Net Assets
                                                           ------------------
                                                     -----------------------------------------------------------
Blue Chip Growth                                                  0.30%                         0.62%
Emerging Markets Bond                                             0.45                          0.43a
Emerging Markets Stock                                            0.75                          1.07
Equity Income                                                     0.25                          0.57
European Stock                                                    0.50                          0.82
GNMA                                                              0.15                          0.47
Growth & Income                                                   0.25                          0.57
Growth Stock                                                      0.25                          0.57
High Yield                                                        0.30                          0.62
International Bond                                                0.35                          0.67
International Discovery                                           0.75                          1.07
International Stock                                               0.35                          0.67
Japan                                                             0.50                          0.82
Latin America                                                     0.75                          1.07
Mid-Cap Value                                                     0.35                          0.67b
New Asia                                                          0.50                          0.82
New Era                                                           0.25                          0.57
New Horizons                                                      0.35                          0.67
New Income                                                        0.15                          0.47
Short-Term Bond                                                   0.10                          0.42
Summit Cash Reserves                                            N/A                             0.45
U.S. Treasury Long-Term                                           0.05                          0.37
----------------------------------------------------------------------------------------------------------------

  a Had Price-Fleming not agreed to waive a portion of its management fees and bear certain expenses in accordance with an expense limitation agreement, Emerging Markets Bond's total management fee paid would have been 0.60%.

  b Price-Fleming agreed to waive management fees and bear certain expenses in accordance with an expense limitation in effect through December 31, 1997. The Fund's management fee includes 0.07% of management fees repaid from prior years pursuant to the expense limitation. Had Price-Fleming not agreed to waive a portion of its management fees, Mid-Cap Value Fund's total management fee paid would have been 0.74%.




   Based on combined Price Funds' assets of over $76 billion at December 31, 1997, the Group Fee was 0.32%. The total combined management fee for each of the Underlying Price Funds would have been an annual rate as shown above.



 DISTRIBUTOR FOR FUND
 -------------------------------------------------------------------------------
   T. Rowe Price Investment Services, Inc. ("Investment Services"), a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as Spectrum Fund's distributor, on behalf of the Income, Growth, and International Funds. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of Spectrum Fund's shares is continuous.

   Investment Services is located at the same address as the Spectrum Fund and
   T. Rowe Price-100 East Pratt Street, Baltimore, Maryland 21202.

   Investment Services serves as distributor to the Spectrum Fund, on behalf of the Income, Growth, and International Funds, pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the Fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

   The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling Fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling shares for each Fund, except for those fees and expenses specifically assumed by the Fund. Investment Services' expenses are paid by
   T. Rowe Price.

   Investment Services acts as the agent of the Spectrum Fund, on behalf of the Income, Growth, and International Funds, in connection with the sale of the shares for each Fund in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for each Fund's shares at net asset value. No sales charges are paid by investors or the Fund.



 CUSTODIAN
 -------------------------------------------------------------------------------
   The Underlying Funds of the Spectrum International Fund have entered into a Custodian Agreement with The Chase Manhattan Bank, N.A., London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan

   Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the Investment Company Act of 1940. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110. The address for The Chase Manhattan Bank, N.A., London is Woolgate House, Coleman Street, London, EC2P 2HD, England.

   State Street Bank and Trust Company, under an agreement with Spectrum Fund, on behalf of the Income, Growth, and International Funds, is the custodian for the Fund's U.S. securities and cash, but it does not participate in the Funds' investment decisions. The Bank maintains shares of the Spectrum Funds in the book entry system of such Funds' transfer agent, T. Rowe Price Services. The domestic Underlying Funds' portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation.



 SHAREHOLDER SERVICES
 -------------------------------------------------------------------------------
   The Fund from time to time may enter into agreements with outside parties through which shareholders hold Fund shares. The shares would be held by such parties in omnibus accounts. The agreements would provide for payments by the Fund to the outside party for shareholder services provided to shareholders in the omnibus accounts.



 CODE OF ETHICS
 -------------------------------------------------------------------------------
   The Fund's investment adviser (T. Rowe Price) has a written Code of Ethics which requires all employees to obtain prior clearance before engaging in personal securities transactions. In addition, all employees must report their personal securities transactions within 10 days. Employees will not be permitted to effect transactions in a security: if there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price's rating of the security within seven calendar days prior to the date of the proposed transaction; or the security is subject to internal trading restrictions. In addition, employees are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.



 PRICING OF SECURITIES
 -------------------------------------------------------------------------------
   The securities of the Underlying Price Funds held by each Fund are valued at the net asset value of each Underlying Price Fund. For the Growth Fund, short-term money market investments are valued at cost which, when combined with accrued interest receivable, approximates market value. For the International Fund, short-term debt securities are valued at amortized cost, which approximates fair market value. For the Income Fund, securities with less than one year to maturity are stated at fair value which is determined by using a matrix system that establishes a value for each security based on money market yields. Also, for the International Fund, portfolio securities of the Underlying Funds may be listed on foreign exchanges that can open on days when the Underlying Funds do not compute their prices. As a result, the Underlying Funds', and consequently the Spectrum International Fund's, net asset value may be significantly affected by trading on days when shareholders cannot make transactions.

 NET ASSET VALUE PER SHARE
 -------------------------------------------------------------------------------

   The purchase and redemption price of the Fund's shares is equal to the Fund's net asset value per share or share price. The Fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the Fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   Determination of net asset value (and the offering, sale redemption and repurchase of shares) for the Fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the Fund may by order permit such a suspension for the protection of the Fund's shareholders; provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.



 DIVIDENDS AND DISTRIBUTIONS
 -------------------------------------------------------------------------------
   Unless you elect otherwise, capital gain distributions, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by about 10 days, although the exact timing is subject to change.



 TAX STATUS
 -------------------------------------------------------------------------------
   The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").

   A portion of the dividends paid by the Growth and Income Funds may be eligible for the dividends-received deduction for corporate shareholders. The dividends of the Spectrum International Fund will not be eligible for this deduction, if, as expected, none of the fund's income consists of dividends paid by U.S. corporations. Capital gain distributions paid from these Funds are never eligible for the dividends-received deduction. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. The Fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of December 31 to avoid a federal income tax.

   At the time of your purchase, the Fund's net asset value may reflect undistributed income (Growth and International Funds), capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. For federal income tax purposes, the Fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

   If, in any taxable year, the Fund should not qualify as a regulated investment company under the code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders; and (ii) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and, for Spectrum Income and Spectrum Growth Funds, would qualify for the 70% deduction for dividends received by corporations. However, for Spectrum International Fund, the dividends will not be eligible for the 70% deduction for dividends received by corporations, if, as expected, none of the Fund's income consists of dividends paid by U.S. corporations.


                        Taxation of Foreign Shareholders

   The Code provides that dividends from net income will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.



 YIELD INFORMATION
 -------------------------------------------------------------------------------

                              Spectrum Income Fund

   An income factor is calculated for each security in the portfolio based upon the security's market value at the beginning of the period and yield as determined in conformity with regulations of the Securities and Exchange Commission. The income factors are then totaled for all securities in the portfolio. Next, expenses of the Fund for the period, net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. If applicable, a taxable-equivalent yield is calculated by dividing this yield by one minus the effective federal income tax rate. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the Fund.


   The yield of the Fund calculated under the above-described method for the month ended December 31, 1997, was 6.05%.



 INVESTMENT PERFORMANCE
 -------------------------------------------------------------------------------

                            Total Return Performance


   The Fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the Fund. Total return is calculated as the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the Fund. Each average annual compound rate of return is derived from the cumulative performance of the Fund over the time period specified. The annual compound rate of return for the Fund over any other period of time will vary from the average.

                         Cumulative Performance Percentage Change
                        1 Yr. Ended  5 Yrs. Ended  10 Yrs. Ended     % Since      Inception
                        -----------  ------------  -------------     -------      ---------
                         12/31/97      12/31/97      12/31/97       Inception        Date
                         --------      --------      --------       ---------        ----
                                                                    12/31/97
                                                                    --------
S & P 500                 33.36%       151.63%        425.68%
Dow Jones Industrial
Average                   24.94        170.73         451.88
CPI                        2.02         14.02          40.21

Spectrum Growth Fund      17.40        125.59             --         182.48%       06/29/90
Spectrum Income Fund      12.18         58.89             --         110.44        06/29/90
Spectrum International     2.42            --             --           2.42        12/31/96
Fund
---------------------------------------------------------------------------------------------






                                     Average Annual Compound Rates of Return
                                 1 Yr. Ended  5 Yrs. Ended  10 Yrs. Ended     % Since      Inception Date
                                 -----------  ------------  -------------     -------      --------------
                                  12/31/97      12/31/97      12/31/97       Inception
                                  --------      --------      --------       ---------
                                                                             12/31/97
                                                                             --------
         S & P 500                 33.36%        20.27%        18.05%
         Dow Jones Industrial
         Average                   24.94         22.04         18.63
         CPI                        2.02          2.66          3.44

         Spectrum Growth Fund      17.40         17.67            --          14.84%          06/29/90
         Spectrum Income Fund      12.18          9.70            --          10.42           06/29/90
         Spectrum International     2.42            --            --           2.42           12/31/96
         Fund
         -------------------------------------------------------------------------------------------------





                         Outside Sources of Information

   From time to time, in reports and promotional literature: (1) the Fund's total return performance, ranking, or any other measure of the Fund's performance may be compared to any one or combination of the following: (i) a broadbased index; (ii) other groups of mutual funds, including T. Rowe Price Funds, tracked by independent research firms ranking entities, or financial publications; (iii) indices of stocks comparable to those in which the Fund invests; (2) the Consumer Price Index (or any other measure for inflation, government statistics, such as GNP may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (3) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance; (4) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax advantage product, may be illustrated by graphs, charts, etc.; and
   (5) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.


                               Other Publications

   From time to time, in newsletters and other publications issued by T. Rowe Price Investment Services, Inc., T. Rowe Price mutual fund portfolio managers may discuss economic, financial and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the Fund; individual securities within the Fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed or excluded from the Fund's portfolio.

                           Other Features and Benefits

   The Fund is a member of the T. Rowe Price family of Funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the Fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price Associates, Inc. and/or T. Rowe Price Investment Services, Inc. may be made available.


                       No-Load Versus Load and 12b-1 Funds

   Unlike the T. Rowe Price funds, many mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads or "redemption fees" are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.

   The Fund is a no-load fund which imposes no sales charges or 12b-1 fees. No-load funds are generally sold directly to the public without the use of commissioned sales representatives. This means that 100% of your purchase is invested for you.


                               Redemptions in Kind

   In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the Fund, brokerage fees could be incurred by the shareholder in a subsequent sale of such securities.


                     Issuance of Fund Shares for Securities

   Transactions involving issuance of Fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.



 CAPITAL STOCK
 -------------------------------------------------------------------------------
   The Articles of Incorporation of Spectrum Fund currently establish three series (i.e., the Income Fund, the Growth Fund, and the International Fund), each of which represents a separate class of the Corporation's shares and has different objectives and investment policies. The Articles of Incorporation also provide that the Board of Directors may issue additional series of shares. Each share of each Fund represents an equal proportionate share in that Fund, with each other share, and is entitled to such dividends and distributions of income belonging to that Fund as are declared by the Directors. In the event of the liquidation of a Fund, each share is entitled to a pro rata share of the net assets of that Fund.

   The Fund's Charter authorizes the Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the Investment Company Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authorized to issue without shareholder approval.

   Except to the extent that the Fund's Board of Directors might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Fund, a special meeting of shareholders of the Fund shall be called by the Secretary of the Fund on the written request of shareholders entitled to cast at least 10% of all the votes of the Fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the Fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The Fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Fund to the extent required by
   Section 16(c) of the Investment Company Act of 1940.



 FEDERAL REGISTRATION OF SHARES
 -------------------------------------------------------------------------------
   The Fund's shares are registered for sale under the Securities Act of 1933. Registration of the Fund's shares is not required under any state law, but the Fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.



 LEGAL COUNSEL
 -------------------------------------------------------------------------------
   Shereff, Friedman, Hoffman, & Goodman LLP, whose address is 919 Third Avenue, New York, New York 10022, is legal counsel to the Fund.



 INDEPENDENT ACCOUNTANTS
 -------------------------------------------------------------------------------

   Price Waterhouse LLP, 1306 Concourse Drive, Suite 100, Linthicum, Maryland 21090-1020, are independent accountants to the Fund.

   The financial statements of the Funds for the year ended December 31, 1997, and the report of independent accountants are included in each Fund's Annual Report for the year ended December 31, 1997. A copy of each Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in each Annual Report for the year ended December 31, 1997, are incorporated into this Statement of Additional Information by reference:


                                                                             ANNUAL REPORT REFERENCES:
                                                                                                       SPECTRUM    SPECTRUM
                                                                                                       GROWTH      INCOME
                                                                                                       ------      ------
                                                     Report of Independent Accountants                     26          26
                                                     Statement of Net Assets, December 31, 1997            16          17
                                                     Statement of Operations, year ended
                                                     December 31, 1997                                     19          19
                                                     Statement of Changes in Net Assets, years ended
                                                     December 31, 1997 and December 31, 1996               20          21
                                                     Notes to Financial Statements, December 31, 1997    23-25       23-25
                                                     Financial Highlights                                  13          14




                            ANNUAL REPORT REFERENCES:
                                                           SPECTRUM
                                                           INTERNATIONAL
                                                           -------------
         Report of Independent Accountants                      26
         Statement of Net Assets, December 31, 1997             18
         Statement of Operations, year ended
         December 31, 1997                                      19
         Statement of Changes in Net Assets, years ended
         December 31, 1997                                      22
         Notes to Financial Statements, December 31, 1997      23-25
         Financial Highlights                                   15

                                     PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements. Condensed financial information (Financial Highlights table) is included in Part A of the Registration Statement.

     Financial Highlights, Statement of Net Assets, Statement of Operations, and Statement of Changes in Net Assets are included in the Annual Report to Shareholders, the pertinent portions of which are incorporated by reference in Part B of the Registration Statement.

(b)  Exhibits.

     (1)(a) Amended Articles of Incorporation of Registrant, dated July 24, 1987, as amended October 16, 1987 (electronically filed with Amendment No. 11 dated April 14, 1994)

     (1)(b) Articles of Amendment of Registrant, dated July 1, 1991 (electronically filed with Amendment No. 11 dated April 14, 1994)

     (1)(c) Articles Supplementary of Registrant, dated July 7, 1993 (electronically filed with Amendment No. 11 dated April 14, 1994)

     (1)(d) Articles Supplementary of Registrant, dated November 12, 1996 (electronically filed with Amendment No. 14 dated November 15,
             1996)

     (2) By-Laws of Registrant, as amended July 1, 1991 (electronically filed with Amendment No. 11 dated April 14, 1994)

     (3)     Inapplicable

     (4)      Specimen Stock Certificate (filed with Amendment No. 5)

     (5)(a) Investment Management Agreement between the Registrant on behalf of the Spectrum Income Fund and T. Rowe Price Associates, Inc., dated July 1, 1991 (electronically filed with Amendment No. 11 dated April 14, 1994)

     (5)(b) Investment Management Agreement between the Registrant on behalf of the Spectrum Growth Fund and T. Rowe Price Associates, Inc., dated July 1, 1991 (electronically filed with Amendment No. 11 dated April 14, 1994)

     (5)(c) Investment Management Agreement between the Registrant on behalf of the Spectrum International Fund and Rowe Price-Fleming International, Inc., dated November 12, 1996 (electronically filed with Amendment No. 14 dated November 15, 1996)

     (6) Underwriting Agreement between the Registrant and T. Rowe Price Investment Services, Inc., dated June 12, 1990 (electronically filed with Amendment No. 11 dated April 14, 1994)

     (7)     Inapplicable

     (8)      Custody Agreements


     (8)(a) Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated January 28, 1998

     (9)      Other Agreements


     (9)(a) Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 1998, as amended January 21, 1998


     (9)(b) Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds for Fund Accounting Services, dated January 1, 1998, as amended January 21, 1998


     (9)(c) Agreement between T. Rowe Price Retirement Plan Services, Inc. and the Taxable Funds, dated January 1, 1998, as amended January 21, 1998

     (9)(d) Special Servicing Agreement between T. Rowe Price Funds, T. Rowe Price Services, Inc. and Registrant, dated June 12, 1990 (filed with Amendment No. 11), as amended August 18, 1997


     (9)(e) Special Servicing Agreement between T. Rowe Price Funds, Rowe Price-Fleming International, Inc., T. Rowe Price Associates, Inc. and Registrant, dated November 12, 1996 (electronically filed with Amendment No. 14 dated November 15, 1996), as amended August 18, 1997


     (9)(f) Special Servicing Agreement between T. Rowe Price Funds, T. Rowe Price Services, Inc., and Registrant, dated January 1, 1998

     (9)(g) Special Servicing Agreement between T. Rowe Price Funds, Rowe Price-Fleming International, Inc., T. Rowe Price Associates, Inc., and Registrant, dated January 1, 1998

     (10)     Opinion of Counsel

     (11)     Consent of Independent Accountants

     (12)    Inapplicable

     (13)    Inapplicable

     (14)    Inapplicable

     (15)    Inapplicable

     (17)     Financial Data Schedule

     (18)    Inapplicable

     (19)     Other Exhibits

              (a)Power of Attorney

             (b)Certificate of Vice President pursuant to Rule 306 of Regulation S-T.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


     As of March 31, 1998, there were 65,879 shareholders in the Spectrum Income Fund, 102,117 shareholders in the Spectrum Growth Fund, and 6,242 shareholders in the Spectrum International Fund.

ITEM 27. INDEMNIFICATION


     The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by the Evanston Insurance Company, The Chubb Group and ICI Mutual. These policies provide coverage for the named insureds, which include T. Rowe Price Associates, Inc. ("Manager"), Rowe Price-Fleming International, Inc. ("Price-Fleming"), T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Trust Company, T. Rowe Price Stable Asset Management, Inc., RPF International Bond Fund and fifty other investment companies, including, T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price New Horizons Fund, Inc., T. Rowe Price New Era Fund, Inc., T. Rowe Price New Income Fund, Inc., T. Rowe Price Prime Reserve Fund, Inc., T. Rowe Price Tax-Free Income Fund, Inc., T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price International Funds, Inc., T. Rowe Price Growth & Income Fund, Inc.,
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc., T. Rowe Price Short-Term Bond Fund, Inc., T. Rowe Price High Yield Fund, Inc., T. Rowe Price Tax-
Free High Yield Fund, Inc., T. Rowe Price New America Growth Fund, T. Rowe Price Equity Income Fund, T. Rowe Price GNMA Fund, T. Rowe Price Capital Appreciation Fund, T. Rowe Price California Tax-Free Income Trust, T. Rowe Price State Tax-Free Income Trust, T. Rowe Price Science & Technology Fund, Inc., T. Rowe Price Small-Cap Value Fund, Inc., Institutional International Funds, Inc., T. Rowe Price U.S. Treasury Funds, Inc., T. Rowe Price Index Trust, Inc., T. Rowe Price Spectrum Fund, Inc., T. Rowe Price Balanced Fund, Inc., T. Rowe Price Short-Term U.S. Government Fund, Inc., T. Rowe Price Mid-Cap Growth Fund, Inc.,
T. Rowe Price Small-Cap Stock Fund, Inc., T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc., T. Rowe Price Dividend Growth Fund, Inc., T. Rowe Price Blue Chip Growth Fund, Inc., T. Rowe Price Summit Funds, Inc., T. Rowe Price Summit Municipal Funds, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Personal Strategy Funds, Inc., T. Rowe Price Value Fund, Inc., T. Rowe Price Capital Opportunity Fund, Inc., T. Rowe Price Corporate Income Fund, Inc., T. Rowe Price Health Sciences Fund, Inc., T. Rowe Price Mid-Cap Value Fund, Inc., Institutional Equity Funds, Inc., T. Rowe Price Financial Services Fund, Inc., T. Rowe Price Diversified Small-Cap Growth Fund, Inc., T. Rowe Price Tax-Efficient Balanced Fund, Inc., Reserve Investment Funds, Inc., T. Rowe Price Media & Telecommunications Fund, Inc., and T. Rowe Price Real Estate Fund, Inc. The Registrant and the fifty investment companies listed above, with the exception of Institutional International Funds, Inc., and Institutional Equity Funds, Inc., will be collectively referred to as the Price Funds. The investment manager for Institutional Equity Funds, Inc., and the Price Funds, excluding T. Rowe Price International Funds, Inc. and T. Rowe Price International Series, Inc., is the Manager. Price-Fleming is the manager to T. Rowe Price International Funds, Inc., T. Rowe Price International Series, Inc. and Institutional International Funds, Inc. and is 50% owned by TRP Finance, Inc., a subsidiary of the Manager, 25% owned by Copthall Overseas Limited, a subsidiary of Robert Fleming Holdings Limited, and 25% owned by Jardine Fleming International Holdings Limited. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of each of the named insureds. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

GENERAL. The Charter of the Corporation provides that to the fullest extent permitted by Maryland or federal law, no director or officer of the Corporation shall be personally liable to the Corporation or the holders of Shares for money damages and each director and officer shall be indemnified by the Corporation; PROVIDED, HOWEVER, that nothing herein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation of the holders of Shares to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Article X, Section 10.01 of the Registrant's By-Laws provides as follows:

     SECTION 10.01. INDEMNIFICATION AND PAYMENT OF EXPENSES IN ADVANCE. The Corporation shall indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, who, by reason of his position was, is, or is threatened to be made, a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys' fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under applicable Maryland law, as from time to time amended. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under applicable Maryland Law, as from time to time amended. Subject to any applicable limitations and requirements set forth in the Corporation's Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in applicable Maryland law, as from time to time amended.

     Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("Disabling Conduct").

     Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

     (a)
             there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

     (b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

             (i)     the vote of a majority of a quorum of
             directors who are neither "interested persons" of the Corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or

             (ii)    an independent legal counsel in a written opinion.

     Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

     (a)      the Indemnitee provides a security for his undertaking; or

     (b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

     (c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

             (i) a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or

             (ii)    an independent legal counsel in a written opinion.

     Section 10.02 of the Registrant's By-Laws provides as follows:

     SECTION 10.02. INSURANCE OF OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER.

     Rowe Price-Fleming International, Inc. ("Price-Fleming"), a Maryland corporation, is a corporate joint venture 50% owned by TRP Finance, Inc., a wholly owned subsidiary of the Manager. Price-Fleming was incorporated in Maryland in 1979 to provide investment counsel service with respect to foreign securities for institutional investors in the United States. In addition to managing private counsel client accounts, Price-Fleming also sponsors registered investment companies which invest in foreign securities, serves as general partner of RPFI International Partners, Limited Partnership, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund.

     T. Rowe Price Investment Services, Inc. ("Investment Services"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1980 for the purpose of acting as the principal underwriter and distributor for the Price Funds. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. In 1984, Investment Services expanded its activities to include a discount brokerage service.


     TRP Distribution, Inc., a wholly owned subsidiary of Investment Services, was incorporated in Maryland in 1991. It was organized for, and engages in, the sale of certain investment related products prepared by Investment Services and
T. Rowe Price Retirement Plan Services.

     T. Rowe Price Associates Foundation, Inc. (the "Foundation"), was incorporated in 1981 (and is not a subsidiary of the Manager). The Foundation's overall objective emphasizes various community needs by giving to a broad range of educational, civic, cultural, and health-related institutions. The Foundation has a very generous matching gift program whereby employee gifts designated to qualifying institutions are matched according to established guidelines.

     T. Rowe Price Services, Inc. ("Price Services"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including shareholder services, to the Price Funds.

     T. Rowe Price Retirement Plan Services, Inc. ("RPS"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

     T. Rowe Price Trust Company ("Trust Company"), a wholly owned subsidiary of the Manager, is a Maryland-chartered limited-purpose trust company, organized in 1983 for the purpose of providing fiduciary services. The Trust Company serves as trustee/custodian for employee benefit plans, individual retirement accounts, and common trust funds and as trustee/ investment agent for one trust.

     T. Rowe Price Investment Technologies, Inc. was incorporated in Maryland in 1996. A wholly owned subsidiary of the Manager, it owns the technology rights, hardware, and software of the Manager and affiliated companies and provides technology services to them.


     TRPH Corporation, a wholly owned subsidiary of the Manager, was organized in 1997 to acquire an interest in a UK-based corporate finance advisory firm.


     T. Rowe Price Threshold Fund Associates, Inc., a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1994 and serves as the general partner of T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership established in 1994.

     T. Rowe Price Threshold Fund II, L.P., a Delaware limited partnership, was organized in 1986 by the Manager and invests in private financings of small companies with high growth potential; the Manager is the General Partner of the partnership.


     T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership, was organized in 1994 by the Manager and invests in private financings of small companies with high growth potential; T. Rowe Price Threshold Fund Associates, Inc., is the General Partner of this partnership.

     RPFI International Partners, L.P., is a Delaware limited partnership organized in 1985 for the purpose of investing in a diversified group of small and medium-sized non-U.S. companies. Price-Fleming is the general partner of this partnership, and certain institutional investors, including advisory clients of Price-Fleming, are its limited partners.

     T. Rowe Price Stable Asset Management, Inc. ("Stable Asset Management"), was incorporated in Maryland in 1988 as a wholly owned subsidiary of the Manager. Stable Asset Management, is registered as an investment adviser under the Investment Advisers Act of 1940, and specializes in the management of investment portfolios which seek stable and consistent investment returns through the use of guaranteed investment contracts, bank investment contracts, structured investment contracts, and short-term fixed income securities.


     T. Rowe Price Recovery Fund Associates, Inc., a Maryland corporation, is a wholly owned subsidiary of the Manager organized in 1988 for the purpose of serving as General Partner of T. Rowe Price Recovery Fund, L.P., a Delaware limited partnership which invests in financially distressed companies.


     T. Rowe Price Recovery Fund II Associates, L.L.C., is a Maryland limited liability company organized in 1996. Wholly owned by the Manager and the Trust Company, it serves as General Partner of T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which also invests in financially distressed companies.

     T. Rowe Price (Canada), Inc. ("TRP Canada") is a Maryland corporation organized in 1988 as a wholly owned subsidiary of the Manager. This entity is registered as an investment adviser under the Investment Advisers Act of 1940 and as a non-Canadian Adviser under the Securities Act (Ontario).

     T. Rowe Price Insurance Agency, Inc., is a wholly owned subsidiary of T. Rowe Price Associates, Inc. organized in Maryland in 1994 and licensed to do business in several states to act primarily as an insurance agency in connection with the sale of the Price Funds' variable annuity products.

     Since 1983, the Manager has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.

     TRP Suburban, Inc., is a Maryland corporation organized in 1990 as a wholly owned subsidiary of the Manager. It entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses the Manager's transfer agent, plan administrative services, retirement plan services, and operations support functions.

     TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of T. Rowe Price Associates, Inc., was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland.

     TRP Finance, Inc., a wholly owned subsidiary of the Manager, is a Delaware corporation organized in 1990 to manage certain passive corporate investments and other intangible assets.


     T. Rowe Price Strategic Partners Fund L.P. and T. Rowe Price Strategic Partners Fund II, L.P. ("Strategic Partners Funds") are Delaware limited partnerships organized in 1990 and 1992, respectively, for the purpose of investing in small public and private companies seeking capital for expansion or undergoing a restructuring of ownership. The general partner of T. Rowe Price Strategic Partners Fund, L.P. is T. Rowe Price Strategic Partners, L.P., a Delaware limited partnership whose general partner is T. Rowe Price Strategic Partners Associates, Inc., a Maryland corporation which is a wholly owned subsidiary of the Manager. The general partner of T. Rowe Price Strategic Partners Fund II, L.P. is T. Rowe Price Strategic Partners II, L.P., a Delaware limited partnership whose general partner is also T. Rowe Price Strategic Partners Associates, Inc.


     Listed below are the directors and executive officers of the Manager who have other substantial businesses, professions, vocations, or employment aside from that of Director of the Manager:

JAMES E. HALBKAT, JR., Director of the Manager. Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems. Mr. Halbkat's address is: P.O. Box 23109, Hilton Head Island, South Carolina 29925.

RICHARD L. MENSCHEL, Director of the Manager. Mr. Menschel is a limited partner of The Goldman Sachs Group, L.P. Mr. Menschel's address is 85 Broad Street, 2nd Floor, New York, New York 10004.

JOHN W. ROSENBLUM, Director of the Manager. Mr. Rosenblum is the Dean of the Jepson School of Leadership Studies at the University of Richmond and a director of: Comdial Corporation, a manufacturer of telephone systems for businesses; Cone Mills Corporation, a textiles producer; and Providence Journal Company, a publisher of newspapers and owner of broadcast television stations. Mr. Rosenblum's address is: University of Richmond, Richmond, Virginia 23173.


ROBERT L. STRICKLAND, Director of the Manager. Mr. Strickland retired as Chairman of Lowe's Companies, Inc., as of January 31, 1998. He is a Director of Hannaford Bros., Co., a food retailer. Mr. Strickland's address is 604 Two Piedmont Plaza Building, Winston-Salem, North Carolina 27104.


PHILIP C. WALSH, Director of the Manager. Mr. Walsh is a Consultant to Cyprus Amax Minerals Company, Englewood, Colorado and Director of Piedmont Mining Company, Inc., in Charlotte, North Carolina. Mr. Walsh's address is: Pleasant Valley, Peapack, New Jersey 07977.

ANNE MARIE WHITTEMORE, Director of the Manager. Mrs. Whittemore is a partner of the law firm of McGuire, Woods, Battle & Boothe and is a director of Owens & Minor, Inc.; USF&G Corporation; the James River Corporation of Virginia; and Albemarle Corporation. Mrs. Whittemore's address is One James Center, Richmond, Virginia 23219.

With the exception of Messrs. Halbkat, Menschel, Rosenblum, Strickland, and Walsh, and Mrs. Whittemore, all of the following directors of the Manager are employees of the Manager.


JAMES S. RIEPE, who is a Vice-Chairman of the Board, Director, and Managing Director of the Manager is also Chairman of the Board of T. Rowe Price (Canada), Inc., T. Rowe Price Investment Services, T. Rowe Price Investment Technologies, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; a Director of Price-Fleming, General Re Corporation, T. Rowe Price Insurance Agency, Inc.; a Director and Vice President of T. Rowe Price Stable Asset Management, Inc.; a Director and President of TRP Distribution, Inc. and TRP Suburban Second, Inc.


GEORGE A. ROCHE, who is Chairman of the Board, President, and Managing Director of the Manager is also Chairman of the Board of TRP Finance, Inc.; a Director of
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Strategic Partners, Inc., and TRP Suburban, Inc.; and a Director and Vice President of Price-Fleming, T. Rowe Price Threshold Fund, Inc., and TRP Suburban Second, Inc.



M. DAVID TESTA, who is a Vice-Chairman of the Board, Chief Investment Officer, and Managing Director of the Manager is also Chairman of the Board of Price-Fleming; President and Director of T. Rowe Price (Canada), Inc.; a Director and Vice President of T. Rowe Price Trust Company; and a Director of TRPH Corporation.


HENRY H. HOPKINS, who is a Director and Managing Director of the Manager is also a Director of T. Rowe Price Insurance Agency, Inc.; a Vice President and Director of T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Threshold Fund Associates, Inc., TRP Distribution, Inc., and TRPH Corporation; and a Vice President of Price-Fleming.


JAMES A. C. KENNEDY III, JOHN H. LAPORTE, JR., WILLIAM T.
REYNOLDS, AND BRIAN C. ROGERS are Directors and Managing Directors of the Manager. In addition, Mr. Kennedy is also President and Director of T. Rowe Price Strategic Partners Associates, Inc., and a Director and Vice President of
T. Rowe Price Threshold Fund Associates, Inc.; Mr. Reynolds is Chairman of the Board of T. Rowe Price Stable Asset Management and a Director of TRP Finance, Inc.; and Mr. Rogers is a Vice President of T. Rowe Price Trust Company.


CHARLES P. SMITH AND PETER VAN DYKE are Managing Directors of the Manager and Vice Presidents of Price-Fleming. In addition, Mr. Van Dyke is also a Vice President of T. Rowe Price (Canada), Inc., T. Rowe Price Stable Asset Management, and T. Rowe Price Trust Company.


EDWARD C. BERNARD is a Managing Director of the Manager and a Director and President of T. Rowe Price Insurance Agency and T. Rowe Price Investment Services, Inc.; a Director of T. Rowe Price Services, Inc., and a Vice President of TRP Distribution, Inc.


STEPHEN W. BOESEL, EDMUND M. NOTZON, and RICHARD T. WHITNEY are Managing Directors of the Manager and Vice Presidents of T. Rowe Price Trust Company.


THOMAS H. BROADUS, JR. is a Managing Director of the Manager and a Vice President of T. Rowe Price (Canada), Inc.


MICHAEL A. GOFF is a Managing Director of the Manager and a Director and the President of T. Rowe Price Investment Technologies, Inc.


ANDREW C. GORESH is a Managing Director of the Manager and a Director and Vice President of TRP Suburban, Inc., and TRP Suburban Second, Inc.


GEORGE A. MURNAGHAN is a Managing Director of the Manager; an Executive Vice President of Price-Fleming; and a Vice President of T. Rowe Price Trust Company.



R. TODD RUPPERT is a Managing Director of the Manager; a Director and the President of TRPH Corporation; and a Vice President of T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company.


CHARLES E. VIETH is a Managing Director of the Manager and a Director and President of T. Rowe Price Retirement Plan Services, Inc.; Director and Vice President of T. Rowe Price Services, Inc. and T. Rowe Price Investment Services, Inc.; and Vice President of TRP Distribution, Inc. and T. Rowe Price (Canada), Inc.


ALVIN M. YOUNGER, JR., who is Chief Financial Officer, Managing
Director, Secretary, and Treasurer of the Manager is also Secretary and Treasurer for Price-Fleming, T. Rowe Price (Canada), Inc., T. Rowe Price Insurance Agency, Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Investment Technologies, Inc., T. Rowe Price Recovery Fund Associates, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Stable Asset Management, Inc., T. Rowe Price Strategic Partners Associates, Inc., T. Rowe Price Trust Company, TRP Distribution, Inc., and TRPH Corporation; and Treasurer and Clerk of T. Rowe Price Insurance Agency of Massachusetts, Inc.; and Director, Vice President, Treasurer, and Secretary of TRP Suburban, Inc., and TRP Suburban Second, Inc.; and Director of TRP Finance, Inc.


PRESTON G. ATHEY, BRIAN W.H. BERGHUIS, MARY J. MILLER, AND CHARLES A. MORRIS are Managing Directors of the Manager.

     Certain directors and officers of the Manager are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

     See also "Management of Fund," in Registrant's Statement of Additional Information.

ITEM 29. PRINCIPAL UNDERWRITERS


     (a) The principal underwriter for the Registrant is Investment Services. Investment Services acts as the principal underwriter for eighty-six mutual funds. Investment Services is a wholly owned subsidiary of the Manager, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Investment Services has been formed for the limited purpose of distributing the shares of the Price Funds and will not engage in the general securities business. Since the Price Funds are sold on a no-load basis, Investment Services will not receive any commissions or other compensation for acting as principal underwriter.

     (b) The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Baltimore, Maryland 21202.


                                                                   POSITIONS AND                   POSITIONS AND
                                                                   OFFICES WITH                    OFFICES WITH
NAME                                                               UNDERWRITER                     REGISTRANT
James S. Riepe                                                     Chairman of the Board           Chairman of the
                                                                   and Director                    Board
Edward C. Bernard                                                  President and Director          None
Henry H. Hopkins                                                   Vice President and Director     Vice President
Charles E. Vieth                                                   Vice President and Director     None
Patricia M. Archer                                                 Vice President                  None
Joseph C. Bonasorte                                                Vice President                  None
Darrell N. Braman                                                  Vice President                  None
Ronae M. Brock                                                     Vice President                  None
Meredith C. Callanan                                               Vice President                  None
Christine M. Carolan                                               Vice President                  None
Joseph A. Carrier                                                  Vice President                  None
Laura H. Chasney                                                   Vice President                  None
Renee M. Christoff                                                 Vice President                  None
Victoria C. Collins                                                Vice President                  None
Christopher W. Dyer                                                Vice President                  None
Christine S. Fahlund                                               Vice President                  None
Forrest R. Foss                                                    Vice President                  None
Andrea G. Griffin                                                  Vice President                  None
Douglas E. Harrison                                                Vice President                  None
David J. Healy                                                     Vice President                  None
Joseph P. Healy                                                    Vice President                  None
Walter J. Helmlinger                                               Vice President                  None
Eric G. Knauss                                                     Vice President                  None
Sharon R. Krieger                                                  Vice President                  None
Keith W. Lewis                                                     Vice President                  None
Sarah McCafferty                                                   Vice President                  None
Maurice A. Minerbi                                                 Vice President                  None
Nancy M. Morris                                                    Vice President                  None
George A. Murnaghan                                                Vice President                  None
Steven E. Norwitz                                                  Vice President                  None
Kathleen M. O'Brien                                                Vice President                  None
David Oestricher                                                   Vice President                  None
Pamela D. Preston                                                  Vice President                  None
Lucy B. Robins                                                     Vice President                  None
John R. Rockwell                                                   Vice President                  None
Christopher S. Ross                                                Vice President                  None
Kenneth J. Rutherford                                              Vice President                  None
Kristin E. Seeberger                                               Vice President                  None
William F. Wendler II                                              Vice President                  None
Jane F. White                                                      Vice President                  None
Thomas R. Woolley                                                  Vice President                  None
Alvin M. Younger, Jr.                                              Secretary and Treasurer         None
Mark S. Finn                                                       Controller & Vice President     None
Richard J. Barna                                                   Assistant Vice President        None
Catherine L.Berkenkemper                                           Assistant Vice President        None
Robin C. B. Binkley                                                Assistant Vice President        None
Patricia S. Butcher                                                Assistant Vice President        Assistant
                                                                                                   Secretary
Cheryl L. Emory                                                    Assistant Vice President        None
John A. Galateria                                                  Assistant Vice President        None
Edward F. Giltenan                                                 Assistant Vice President        None
Janelyn A. Healey                                                  Assistant Vice President        None
Sandra J. Kiefler                                                  Assistant Vice President        None
Valerie King-Calloway                                              Assistant Vice President        None
Steven A. Larson                                                   Assistant Vice President        None
Jeanette M. LeBlanc                                                Assistant Vice President        None
C. Lillian Matthews                                                Assistant Vice President        None
Janice D. McCrory                                                  Assistant Vice President        None
Danielle N. Nicholson                                              Assistant Vice President        None
Barbara A. O'Connor                                                Assistant Vice President        None
JeanneMarie B. Patella                                             Assistant Vice President        None
Carin C. Quinn                                                     Assistant Vice President        None
David A. Roscum                                                    Assistant Vice President        None
Arthur J. Silber                                                   Assistant Vice President        None
Jerome Tuccille                                                    Assistant Vice President        None
Linda C. Wright                                                    Assistant Vice President        None
Nolan L. North                                                     Assistant Treasurer             None
Barbara A. Van Horn                                                Assistant Secretary             None


     (c) Not applicable. Investment Services will not receive any compensation with respect to its activities as underwriter for the Price Funds since the Price Funds are sold on a no-load basis.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books, and other documents required to be maintained by T. Rowe Price Spectrum Fund, Inc. under Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by T. Rowe Price Spectrum Fund, Inc. at its offices at 100 East Pratt Street, Baltimore, Maryland 21202. Transfer, dividend disbursing, and shareholder service activities are performed by T. Rowe Price Services, Inc., at 100 East Pratt Street, Baltimore, Maryland 21202. Custodian activities for T. Rowe Price Spectrum Fund, Inc. are performed at State Street Bank and Trust Company's Service Center (State Street South), 1776 Heritage Drive, Quincy, Massachusetts 02171.

ITEM 31. MANAGEMENT SERVICES

     Registrant is not a party to any management-related service contract, other than as set forth in the Prospectus.

ITEM 32. UNDERTAKINGS

     (a) Each series of the Registrant agrees to furnish, upon request and without charge, a copy of its latest Annual Report to each person to whom a prospectus is delivered.

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland, this April 30, 1998.

                          T. Rowe Price Spectrum Fund, Inc.

                          /s/James S. Riepe
                    By:   James S. Riepe
                          Chairman of the Board


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Signature                  Title                  Date
---------                  -----                  ----

/s/James S. Riepe         Chairman of the Board   April 30, 1998
James S. Riepe            (Chief Executive Officer)

/s/Carmen F. Deyesu       Treasurer               April 30, 1998
Carmen F. Deyesu          (Chief Financial Officer)

*
Jeffrey H. Donahue        Director                April 30, 1998

*
A. MacDonough Plant       Director                April 30, 1998

/s/Henry H. Hopkins       Attorney-In-Fact        April 30, 1998
Henry H. Hopkins